UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-06454

Fidelity Municipal Trust II

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2022

Item 1.

Reports to Stockholders

Fidelity® Pennsylvania Municipal Income Fund
Fidelity® Pennsylvania Municipal Money Market Fund

Annual Report
December 31, 2022

Contents

Fidelity® Pennsylvania Municipal Income Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Pennsylvania Municipal Money Market Fund
Investment Summary/Performance
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

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NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.

Fidelity® Pennsylvania Municipal Income Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® Pennsylvania Municipal Income Fund	-9.66%	0.92%	2.00%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Pennsylvania Municipal Income Fund on December 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Municipal Bond Index performed over the same period.

14,000
13,500
13,000
12,500
12,000
11,500
11,000
10,500
10,000
$9,400
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Period Ending Values
$12,196 Fidelity® Pennsylvania Municipal Income Fund
$12,348 Bloomberg Municipal Bond Index

Fidelity® Pennsylvania Municipal Income Fund
Management's Discussion of Fund Performance
Market Recap:
Tax-exempt municipal bonds notably declined in 2022, as a multitude of crosscurrents challenged the global economy and financial markets. The Bloomberg Municipal Bond Index returned -8.53% for the year, its third-worst annual return on record. In late 2021, the Federal Reserve began its pivot to a tighter monetary policy, tapering the large-scale asset purchases it restarted in 2020 amid the COVID-19 pandemic. In early 2022, the Fed, faced with persistent inflationary pressure, implemented an aggressive series of rate hikes, raising its benchmark interest rate seven times, by a total of 4.25 percentage points, between March and December. This helped push municipal bond yields to their highest level in more than a decade. Muni bond prices, which move inversely to yields, fell sharply. Credit spreads significantly widened, as investors demanded more yield for lower-quality munis as recession risk increased. In November and December, the tax-exempt market staged a rally when comments by Fed Chair Jerome Powell pointed to a slowdown in the pace of rate hikes and inflation data moderated. Favorable supply and demand dynamics also helped amid muted muni bond issuance and increased pockets of demand. Muni tax-backed credit fundamentals remained solid throughout the year and, for the most part, the risk of credit-rating downgrades appeared low. Shorter-duration (lower sensitivity to changes in interest rates) and higher-credit-quality munis performed best for the year.
Comments from Co-Portfolio Managers Cormac Cullen, Michael Maka and Elizah McLaughlin:
For the fiscal year ending December 31, 2022, the fund returned -9.66%, lagging, net of fees, the -8.99% result of the state-specific Bloomberg Pennsylvania Enhanced Municipal Bond Index, as well as the -8.53% return of the benchmark, the broad-based Bloomberg Municipal Bond Index. The past 12 months, we continued to focus on longer-term objectives and sought to generate attractive tax-exempt income and a competitive risk-adjusted return. Versus the state-specific index, the fund's overweight exposure to the health care sector detracted from relative performance, as many of the fund's holdings in the sector were lower-quality investment-grade bonds that produced subpar results as credit spreads widened. Pricing-related factors significantly detracted versus the state-specific index as well. Fund holdings are priced by a third-party pricing service and validated daily by Fidelity Management & Research's fair-value processes. Securities within the index, however, are priced by the index provider. These two approaches employ somewhat different methodologies in estimating the prices of municipal securities, most of which trade infrequently. Duration (interest rate) positioning had no material impact on relative performance this period. Throughout the year, the fund had less sensitivity to interest rates, as measured by its shorter duration, than the index. This contributed to relative performance when market interest rates rose during much of the period but detracted when rates declined in late 2022.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Pennsylvania Municipal Income Fund
Investment Summary December 31, 2022 (Unaudited)
Revenue Sources (% of Fund's net assets)
Health Care	28.7%
Transportation	20.6%
Education	16.2%
General Obligations	13.9%
Water & Sewer	5.4%
Others* (Individually Less Than 5%)	15.2%
100.0%

*Includes net other assets

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Fidelity® Pennsylvania Municipal Income Fund
Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Municipal Bonds - 93.7%
	Principal Amount (a)	Value ($)
Guam - 0.2%
Guam Int'l. Arpt. Auth. Rev. Series 2013 C:
6.25% 10/1/34 (b)	425,000	433,975
6.25% 10/1/34 (Pre-Refunded to 10/1/23 @ 100) (b)	275,000	280,807
TOTAL GUAM		714,782
Pennsylvania - 91.3%
Allegheny County Arpt. Auth. Rev. Series 2021 A, 5% 1/1/51 (b)	12,000,000	12,120,019
Allegheny County Higher Ed. Bldg. Auth. Univ. Rev.:
Series 2017, 5% 10/15/47	1,660,000	1,551,661
Series 2018:
5% 3/1/33	1,570,000	1,690,475
5% 3/1/34	2,250,000	2,410,090
Series 2022 A:
5% 3/1/24	500,000	509,782
5% 3/1/25	500,000	521,146
5% 3/1/27	1,740,000	1,863,972
5% 3/1/31	1,105,000	1,235,336
5% 3/1/34	645,000	719,190
Allegheny County Indl. Dev. Auth. Rev. Series 2021, 4.25% 12/1/50	3,000,000	2,057,316
Allegheny County Sanitation Auth. Swr. Rev. Series 2018, 5% 6/1/43	4,785,000	5,054,073
Bucks County Indl. Dev. Auth. Hosp. Rev. Series 2021:
5% 7/1/41	2,500,000	2,350,445
5% 7/1/54	4,500,000	3,978,702
Butler County Hosp. Auth. Hosp. Rev. (Butler Health Sys. Proj.) Series 2015 A:
5% 7/1/26	500,000	516,501
5% 7/1/27	490,000	504,919
5% 7/1/28	540,000	555,081
5% 7/1/29	710,000	728,034
5% 7/1/30	685,000	700,656
5% 7/1/35	1,885,000	1,902,416
5% 7/1/39	6,675,000	6,531,180
Cap. Region Wtr. Wtr. Rev. Series 2018:
5% 7/15/30	1,500,000	1,653,686
5% 7/15/31	1,250,000	1,376,473
Centre County Pennsylvania Hosp. Auth. Rev. (Mount Nittany Med. Ctr. Proj.):
Series 2016 A:
4% 11/15/32	350,000	353,648
4% 11/15/34	250,000	250,842
4% 11/15/35	200,000	200,075
5% 11/15/28	840,000	876,453
5% 11/15/29	1,625,000	1,690,677
5% 11/15/30	685,000	710,682
Series 2016 B:
4% 11/15/40	600,000	578,735
4% 11/15/47	3,605,000	3,345,678
Series 2018 A:
5% 11/15/26	1,140,000	1,221,039
5% 11/15/27	225,000	242,136
5% 11/15/28	200,000	214,268
5% 11/15/29	200,000	213,276
Chartiers Valley School District Series 2021 A, 3% 10/15/49	4,000,000	2,957,056
Chester County Health & Ed. Facilities Auth. Health Sys. Rev. Series 2017 A, 5% 10/1/35	2,125,000	2,244,895
Commonwealth Fing. Auth. Rev.:
Series 2019 B:
5% 6/1/28	1,000,000	1,103,130
5% 6/1/29	1,000,000	1,118,308
5% 6/1/30	1,000,000	1,132,221
5% 6/1/31	1,150,000	1,322,007
Series 2020 A, 5% 6/1/32	3,500,000	3,904,006
Cumberland County Muni. Auth. Rev. (Dickinson College Proj.) Series 2016:
5% 5/1/30	1,000,000	1,057,531
5% 5/1/31	500,000	528,118
5% 5/1/32	750,000	790,722
5% 5/1/33	2,210,000	2,329,281
5% 5/1/34	1,000,000	1,053,006
Dallas Area Muni. Auth. Univ. Rev. (Misericordia Univ. Proj.) Series 2019:
5% 5/1/39	1,100,000	1,063,454
5% 5/1/48	4,000,000	3,721,738
Dauphin County Gen. Auth. (Pinnacle Health Sys. Proj.) Series 2016 A:
5% 6/1/34	1,275,000	1,323,871
5% 6/1/35	1,000,000	1,034,630
5% 6/1/36	625,000	644,722
Delaware County Auth. Rev.:
(Cabrini College) Series 2017, 5% 7/1/47	2,000,000	1,840,072
Series 2017, 5% 7/1/25	1,000,000	1,005,654
Doylestown Hosp. Auth. Hosp. Rev.:
Series 2016 A, 5% 7/1/46	3,500,000	2,934,472
Series 2019, 4% 7/1/45	1,350,000	979,120
Dubois Hosp. Auth. Hosp. Rev.:
(Penn Highlands Healthcare Proj.) Series 2018, 5% 7/15/25	200,000	207,382
Series 2020:
4% 7/15/45	1,520,000	1,335,595
5% 7/15/31	1,030,000	1,093,192
5% 7/15/34	1,000,000	1,052,509
5% 7/15/36	1,400,000	1,453,450
5% 7/15/39	1,160,000	1,183,771
Fox Chapel Area School District Series 2013, 5% 8/1/34	1,000,000	1,001,396
Geisinger Auth. Health Sys. Rev.:
Series 2014 A, 4% 6/1/41	2,000,000	1,869,678
Series 2017 A2, 5% 2/15/39	1,880,000	1,935,047
Indiana County Hosp. Auth. Series 2014 A, 6% 6/1/39 (Pre-Refunded to 6/1/23 @ 100)	1,625,000	1,642,312
Lackawanna County Indl. Dev. Auth. Rev. (Univ. of Scranton Proj.) Series 2017:
5% 11/1/24	590,000	608,650
5% 11/1/25	665,000	697,018
5% 11/1/27	1,105,000	1,189,053
Lancaster County Hosp. Auth. Health Ctr. Rev. Series 2016:
5% 8/15/31	1,000,000	1,076,729
5% 8/15/33	1,000,000	1,068,321
5% 8/15/34	1,000,000	1,063,264
5% 8/15/36	1,000,000	1,054,477
Lehigh County Gen. Purp. Auth. Rev.:
(Muhlenberg College Proj.) Series 2017, 5% 2/1/39	4,010,000	4,076,876
Series 2021 A, 4% 11/1/51	4,000,000	3,281,888
Lehigh County Gen. Purp. Hosp. Rev. Series 2019 A:
4% 7/1/49	5,000,000	4,355,861
5% 7/1/36	2,905,000	3,056,832
5% 7/1/44	5,000,000	5,069,840
Monroe County Hosp. Auth. Rev. Series 2016, 5% 7/1/33	3,675,000	3,790,759
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2014 A:
5% 10/1/23	1,305,000	1,314,984
5% 10/1/24	335,000	340,537
5% 10/1/25	750,000	755,810
5% 10/1/26	1,000,000	1,007,141
5% 10/1/27	1,000,000	1,007,035
Series 2016 A, 5% 10/1/40	4,000,000	3,869,188
Series 2018 A, 5% 9/1/26	1,500,000	1,589,043
Series 2019:
4% 9/1/34	2,500,000	2,479,469
4% 9/1/35	1,400,000	1,372,461
4% 9/1/36	1,200,000	1,164,510
4% 9/1/37	1,000,000	965,325
Montgomery County Indl. Dev. Auth.:
Series 2015 A, 5.25% 1/15/36 (Pre-Refunded to 1/15/25 @ 100)	2,000,000	2,091,489
Series 2017:
5% 12/1/33	2,150,000	2,321,093
5% 12/1/35	1,000,000	1,070,919
5% 12/1/36	2,670,000	2,850,599
Northampton County Gen. Purp. Auth. Hosp. Rev. (St. Luke's Univ. Health Network Proj.) Series 2018 A:
4% 8/15/48	4,500,000	4,109,787
5% 8/15/43	2,000,000	2,042,264
5% 8/15/48	2,500,000	2,548,574
Northampton County Gen. Purp. College Rev. (Lafayette College Proj.) Series 2017, 5% 11/1/47	2,170,000	2,250,343
Pennsylvania Ctfs. Prtn. Series 2018 A:
5% 7/1/28	400,000	439,859
5% 7/1/29	300,000	329,216
5% 7/1/30	375,000	412,324
5% 7/1/31	425,000	467,669
Pennsylvania Gen. Oblig.:
Series 2020, 2% 5/1/39	500,000	353,236
Series 2021:
2% 5/15/37	1,060,000	782,534
2% 5/15/38	4,825,000	3,478,818
Pennsylvania Higher Edl. Facilities Auth. Rev.:
(Drexel Univ. Proj.) Series 2016, 5% 5/1/35	2,000,000	2,077,071
Series 2016, 5% 5/1/33	2,200,000	2,298,057
Series 2019 A:
4% 3/1/37	1,150,000	1,125,424
5% 3/1/36	1,000,000	1,068,084
5% 3/1/38	1,055,000	1,110,321
5% 3/1/39	1,000,000	1,045,939
Series 2019:
4% 12/1/44	1,000,000	973,272
4% 12/1/48	1,000,000	959,065
Pennsylvania Hsg. Fin. Agcy.:
Series 2019 130A, 4% 10/1/49	1,295,000	1,294,282
Series 2019 131, 3.5% 4/1/49	3,390,000	3,353,758
Series 2020 13 2A, 3.5% 4/1/51	1,600,000	1,585,596
Series 2020 133:
5% 10/1/23	400,000	405,113
5% 10/1/24	850,000	876,927
5% 10/1/27	650,000	706,702
5% 10/1/28	950,000	1,046,061
5% 4/1/29	100,000	110,000
5% 10/1/29	450,000	498,119
Series 2021 134B:
5% 4/1/24 (b)	1,255,000	1,274,589
5% 10/1/24 (b)	1,000,000	1,023,132
5% 10/1/25 (b)	370,000	384,190
5% 4/1/26 (b)	995,000	1,040,259
5% 10/1/26 (b)	1,500,000	1,577,942
Series 2021 137:
5% 4/1/24	225,000	230,164
5% 10/1/24	265,000	273,851
5% 4/1/25	200,000	208,358
5% 10/1/25	220,000	231,380
5% 4/1/26	240,000	253,937
5% 10/1/26	280,000	298,599
5% 4/1/27	225,000	240,863
5% 10/1/27	225,000	242,563
5% 4/1/28	250,000	270,749
5% 10/1/28	260,000	283,430
5% 4/1/29	310,000	338,252
5% 10/1/29	365,000	400,551
Pennsylvania Pub. School Bldg. Auth. School Rev. Series 2014 B2:
5% 12/1/24	630,000	654,294
5% 12/1/25	335,000	348,298
5% 12/1/26	645,000	670,482
5% 12/1/27	360,000	373,746
Pennsylvania Tpk. Commission Tpk. Rev.:
(Sub Lien Proj.) Series 2017 B-1, 5% 6/1/34	5,000,000	5,270,423
Series 2013 A2:
5% 12/1/28	500,000	537,078
5% 12/1/38	2,500,000	2,610,371
Series 2014 A2, 0% 12/1/40 (c)	5,500,000	5,368,841
Series 2017 A1:
5% 12/1/31	2,000,000	2,186,454
5% 12/1/33	1,500,000	1,633,357
Series 2018 A2, 5% 12/1/43	5,000,000	5,231,690
Series 2019 A, 5% 12/1/37	5,815,000	6,119,241
Series 2020 B, 5% 12/1/50	5,000,000	5,238,867
Series 2021 A:
4% 12/1/44	4,000,000	3,731,692
4% 12/1/45	4,000,000	3,706,528
4% 12/1/50	2,000,000	1,785,586
Series 2021 B:
4% 12/1/40	1,000,000	969,380
4% 12/1/41	1,000,000	959,951
4% 12/1/42	1,500,000	1,432,261
5% 12/1/46	2,000,000	2,110,868
Philadelphia Arpt. Rev.:
Series 2015 A, 5% 6/15/23 (b)	200,000	201,197
Series 2017 A, 5% 7/1/42	350,000	359,035
Series 2017 B:
5% 7/1/31 (b)	1,000,000	1,045,376
5% 7/1/33 (b)	2,250,000	2,344,115
5% 7/1/37 (b)	5,065,000	5,193,562
5% 7/1/42 (b)	4,000,000	4,054,390
5% 7/1/47 (b)	3,035,000	2,995,257
Philadelphia Auth. for Indl. Dev.:
Series 2016, 5% 4/1/28	275,000	287,223
Series 2017, 5% 11/1/47	5,000,000	5,029,742
Series 2020 A, 4% 11/1/45	3,825,000	3,418,699
Series 2020 C:
4% 11/1/35	1,750,000	1,722,320
4% 11/1/36	1,500,000	1,462,511
4% 11/1/37	1,255,000	1,212,461
4% 11/1/38	1,000,000	949,354
Philadelphia Gas Works Rev.:
Series 16 A, 5% 8/1/50 (Assured Guaranty Muni. Corp. Insured)	8,835,000	9,335,683
Series 2015 13:
5% 8/1/29	2,000,000	2,089,245
5% 8/1/30	1,500,000	1,563,535
5% 8/1/31	1,100,000	1,143,279
Series 2016 14:
5% 10/1/33	1,500,000	1,569,363
5% 10/1/34	500,000	522,943
Philadelphia Gen. Oblig.:
Series 2017 A, 5% 8/1/30	1,500,000	1,617,533
Series 2019 B:
5% 2/1/38	3,000,000	3,188,064
5% 2/1/39	7,600,000	8,059,675
Philadelphia Redev. Auth. Rev. Series 2015 A, 5% 4/15/29	3,000,000	3,133,757
Philadelphia School District:
Series 2018 A:
5% 9/1/29	1,250,000	1,364,799
5% 9/1/30	1,000,000	1,091,498
5% 9/1/33	1,000,000	1,085,288
Series 2019 A:
4% 9/1/37	2,100,000	2,046,047
4% 9/1/38	2,300,000	2,223,019
4% 9/1/39	2,000,000	1,881,866
Philadelphia Wtr. & Wastewtr. Rev.:
Series 2015 B, 5% 7/1/30	3,500,000	3,673,164
Series 2020, 5% 10/1/40	3,195,000	3,444,183
Pittsburgh & Allegheny County Parking Sys. Series 2017:
5% 12/15/32	500,000	538,129
5% 12/15/33	500,000	536,884
Pittsburgh Gen. Oblig. Series 2014, 5% 9/1/23 (Build America Mutual Assurance Insured)	575,000	582,777
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev.:
Series 2019 A, 5% 9/1/44 (Assured Guaranty Muni. Corp. Insured)	3,600,000	3,813,312
Series 2019 B:
4% 9/1/34 (Assured Guaranty Muni. Corp. Insured)	2,000,000	2,047,839
4% 9/1/35 (Assured Guaranty Muni. Corp. Insured)	400,000	404,633
Reading School District Series 2017:
5% 3/1/35 (Assured Guaranty Muni. Corp. Insured)	1,000,000	1,055,701
5% 3/1/36 (Assured Guaranty Muni. Corp. Insured)	1,050,000	1,101,261
Saint Mary Hosp. Auth. Health Sys. Rev. (Trinity Health Proj.) Series 2012 B, 5% 11/15/26	1,000,000	1,076,762
Southcentral Pennsylvania Gen. Auth. Rev. Series 2015:
4% 12/1/30	1,040,000	1,060,039
5% 12/1/27	1,480,000	1,549,517
5% 12/1/29	1,000,000	1,041,015
Susquehanna Area Reg'l. Arp Auth. Series 2017:
5% 1/1/35 (b)	1,000,000	1,038,065
5% 1/1/38 (b)	1,125,000	1,152,469
Union County Hosp. Auth. Rev. Series 2018 B, 5% 8/1/48	6,000,000	6,050,711
West Mifflin Area School District Series 2016:
5% 4/1/24 (Assured Guaranty Muni. Corp. Insured)	1,250,000	1,278,690
5% 4/1/26 (Assured Guaranty Muni. Corp. Insured)	1,000,000	1,064,431
5% 4/1/28 (Assured Guaranty Muni. Corp. Insured)	1,390,000	1,490,972
Westmoreland County Indl. Dev. Auth. (Excela Health Proj.) Series 2020 A:
4% 7/1/23	1,125,000	1,125,682
4% 7/1/26	1,000,000	1,007,355
4% 7/1/37	1,400,000	1,274,051
5% 7/1/27	200,000	209,746
5% 7/1/28	1,130,000	1,192,956
5% 7/1/29	500,000	530,689
5% 7/1/30	1,000,000	1,069,082
TOTAL PENNSYLVANIA		371,741,762
Pennsylvania, New Jersey - 1.2%
Delaware River Port Auth. Pennsylvania & New Jersey Rev. Series 2018 A:
5% 1/1/37	1,000,000	1,079,805
5% 1/1/38	1,300,000	1,399,550
5% 1/1/39	1,000,000	1,071,726
5% 1/1/40	1,100,000	1,174,655
TOTAL PENNSYLVANIA, NEW JERSEY		4,725,736
Puerto Rico - 1.0%
Puerto Rico Commonwealth Aqueduct & Swr. Auth. Series 2021 B, 5% 7/1/37 (d)	1,155,000	1,090,880
Puerto Rico Commonwealth Pub. Impt. Gen. Oblig. Series 2021 A1:
0% 7/1/33	1,225,367	662,385
5.625% 7/1/27	145,000	147,736
5.625% 7/1/29	440,000	450,214
5.75% 7/1/31	1,045,000	1,080,497
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev. Series 2018 A1, 0% 7/1/31	1,155,000	752,392
TOTAL PUERTO RICO		4,184,104
TOTAL MUNICIPAL BONDS (Cost $406,312,789)		381,366,384

Municipal Notes - 5.2%
	Principal Amount (a)	Value ($)
Pennsylvania - 5.2%
Delaware County Indl. Dev. Auth. Arpt. Facilities Rev. (United Parcel Svc. Proj.) Series 2015, 3.41% 1/3/23, VRDN (e)	17,685,000	17,684,999
Southcentral Pennsylvania Gen. Auth. Rev. Series 2019, 3.37% 1/3/23 (Liquidity Facility Bank of America NA), VRDN (e)	3,600,000	3,600,000

TOTAL MUNICIPAL NOTES (Cost $21,285,005)		21,284,999

TOTAL INVESTMENT IN SECURITIES - 98.9% (Cost $427,597,794)	402,651,383
NET OTHER ASSETS (LIABILITIES) - 1.1%	4,371,090
NET ASSETS - 100.0%	407,022,473

Security Type Abbreviations
VRDN	-	VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(c)	Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,090,880 or 0.3% of net assets.

(e)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Municipal Securities	402,651,383	-	402,651,383	-
Total Investments in Securities:	402,651,383	-	402,651,383	-
Fidelity® Pennsylvania Municipal Income Fund
Financial Statements
Statement of Assets and Liabilities
		December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule Unaffiliated issuers (cost $427,597,794):		$402,651,383
Cash		3,760,968
Receivable for fund shares sold		572,132
Interest receivable		5,339,331
Prepaid expenses		441
Other receivables		1,225
Total assets		412,325,480
Liabilities
Payable for fund shares redeemed	$4,710,201
Distributions payable	380,107
Accrued management fee	121,670
Other affiliated payables	43,019
Other payables and accrued expenses	48,010
Total Liabilities		5,303,007
Net Assets		$407,022,473
Net Assets consist of:
Paid in capital		$433,873,081
Total accumulated earnings (loss)		(26,850,608)
Net Assets		$407,022,473
Net Asset Value , offering price and redemption price per share ($407,022,473 ÷ 39,823,506 shares)		$10.22

Statement of Operations
		Year ended December 31, 2022
Investment Income
Interest		$13,166,434
Expenses
Management fee	$1,580,201
Transfer agent fees	451,310
Accounting fees and expenses	116,968
Custodian fees and expenses	5,979
Independent trustees' fees and expenses	1,490
Registration fees	25,669
Audit	52,492
Legal	7,254
Miscellaneous	2,223
Total expenses before reductions	2,243,586
Expense reductions	(14,343)
Total expenses after reductions		2,229,243
Net Investment income (loss)		10,937,191
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(2,131,805)
Total net realized gain (loss)		(2,131,805)
Change in net unrealized appreciation (depreciation) on investment securities		(59,341,779)
Net gain (loss)		(61,473,584)
Net increase (decrease) in net assets resulting from operations		$(50,536,393)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,937,191	$11,924,047
Net realized gain (loss)	(2,131,805)	417,639
Change in net unrealized appreciation (depreciation)	(59,341,779)	77,355
Net increase (decrease) in net assets resulting from operations	(50,536,393)	12,419,041
Distributions to shareholders	(10,893,254)	(12,540,010)
Share transactions
Proceeds from sales of shares	209,068,548	97,699,349
Reinvestment of distributions	6,861,043	7,886,844
Cost of shares redeemed	(302,424,436)	(86,105,495)
Net increase (decrease) in net assets resulting from share transactions	(86,494,845)	19,480,698
Total increase (decrease) in net assets	(147,924,492)	19,359,729

Net Assets
Beginning of period	554,946,965	535,587,236
End of period	$407,022,473	$554,946,965

Other Information
Shares
Sold	20,229,877	8,417,034
Issued in reinvestment of distributions	655,071	679,894
Redeemed	(28,961,466)	(7,423,996)
Net increase (decrease)	(8,076,518)	1,672,932

Financial Highlights
Fidelity® Pennsylvania Municipal Income Fund

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$11.59	$11.59	$11.39	$10.92	$11.18
Income from Investment Operations
Net investment income (loss) A,B	.255	.251	.275	.310	.314
Net realized and unrealized gain (loss)	(1.372)	.013	.209	.523	(.226)
Total from investment operations	(1.117)	.264	.484	.833	.088
Distributions from net investment income	(.253)	(.251)	(.272)	(.307)	(.314)
Distributions from net realized gain	-	(.013)	(.012)	(.056)	(.034)
Total distributions	(.253)	(.264)	(.284)	(.363)	(.348)
Net asset value, end of period	$10.22	$11.59	$11.59	$11.39	$10.92
Total Return C	(9.66)%	2.30%	4.32%	7.71%	.84%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.49%	.48%	.49%	.48%	.48%
Expenses net of fee waivers, if any	.49%	.48%	.49%	.48%	.48%
Expenses net of all reductions	.49%	.48%	.48%	.48%	.48%
Net investment income (loss)	2.41%	2.16%	2.42%	2.74%	2.88%
Supplemental Data
Net assets, end of period (000 omitted)	$407,022	$554,947	$535,587	$516,717	$452,519
Portfolio turnover rate F	7%	5%	17%	20%	15%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Pennsylvania Municipal Money Market Fund
Investment Summary/Performance December 31, 2022 (Unaudited)
Current 7-Day Yields

Fidelity® Pennsylvania Municipal Money Market Fund	3.24%

Yield refers to the income paid by the Fund over a given period. Yield for money market funds is usually for seven-day periods, as it is here, though it is expressed as an annual percentage rate. Past performance is no guarantee of future results. Yield will vary and it's possible to lose money investing in the Fund.

Effective Maturity Diversification (% of Fund's Investments)
Days
1 - 7	97.6
31 - 60	2.4
Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940.
Asset Allocation (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity® Pennsylvania Municipal Money Market Fund
Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Variable Rate Demand Note - 43.9%
	Principal Amount (a)	Value ($)
Alabama - 0.7%
Decatur Indl. Dev. Board Exempt Facilities Rev. (Nucor Steel Decatur LLC Proj.) Series 2003 A, 4.15% 1/6/23, VRDN (b)(c)	800,000	800,000
West Jefferson Indl. Dev. Series 2008, 3.78% 1/6/23, VRDN (b)	200,000	200,000
TOTAL ALABAMA		1,000,000
Arizona - 0.2%
Maricopa County Poll. Cont. Rev. Series 2009 B, 3.91% 1/6/23, VRDN (b)	300,000	300,000
Kansas - 0.7%
Burlington Envir. Impt. Rev. (Kansas City Pwr. and Lt. Co. Proj.):
Series 2007 A, 3.68% 1/6/23, VRDN (b)	100,000	100,000
Series 2007 B, 3.68% 1/6/23, VRDN (b)	300,000	300,000
St. Mary's Kansas Poll. Cont. Rev. Series 1994, 3.46% 1/6/23, VRDN (b)	500,000	500,000
TOTAL KANSAS		900,000
Nebraska - 0.3%
Stanton County Indl. Dev. Rev. (Nucor Corp. Proj.) Series 1996, 4.15% 1/6/23, VRDN (b)(c)	400,000	400,000
Pennsylvania - 40.6%
Allegheny County Hosp. Dev. Auth. Rev. Series 2016 A, 3.7% 1/6/23, LOC Truist Bank, VRDN (b)	5,000,000	5,000,000
Beaver County Indl. Dev. Auth. Series 2018 A, 3.7% 1/6/23, LOC Truist Bank, VRDN (b)	1,910,000	1,910,000
Chester County Health & Ed. Auth. Rev. Series 2009, 3.73% 1/6/23, LOC Manufacturers & Traders Trust Co., VRDN (b)	2,460,000	2,460,000
Delaware County Indl. Dev. Auth. Arpt. Facilities Rev. (United Parcel Svc. Proj.) Series 2015, 3.41% 1/3/23, VRDN (b)	13,370,000	13,370,000
Haverford Township School District Series 2009, 3.66% 1/6/23, LOC TD Banknorth, NA, VRDN (b)	2,885,000	2,885,000
Lancaster Indl. Dev. Auth. Rev.:
(Mennonite Home Proj.) Series 2007, 3.73% 1/6/23, LOC Manufacturers & Traders Trust Co., VRDN (b)	4,925,000	4,925,000
(Willow Valley Retirement Proj.) Series 2009 B, 3.69% 1/6/23, LOC PNC Bank NA, VRDN (b)	2,000,000	2,000,000
Lehigh County Gen. Purp. Hosp. Rev. Series 2019 B, 3.7% 1/6/23, LOC Bank of America NA, VRDN (b)	500,000	500,000
Montgomery County Indl. Dev. Auth. Rev. (Foulkeways at Gwynedd Proj.) Series 2006 B, 3.7% 1/6/23, LOC Citizens Bank NA, VRDN (b)	400,000	400,000
Pennsylvania Higher Edl. Facilities Auth. Rev. (Univ. of Pennsylvania Health Sys. Proj.) Series 2008 A, 3.64% 1/6/23, LOC Bank of America NA, VRDN (b)	200,000	200,000
Philadelphia Auth. for Indl. Dev. Rev. (Spl. People in Northeast, Inc. Proj.) Series 2006, 3.75% 1/6/23, LOC Citizens Bank NA, VRDN (b)	3,160,000	3,160,000
Philadelphia Auth. Indl. Dev. Lease Rev. Series 2007 B2, 3.66% 1/6/23, LOC TD Banknorth, NA, VRDN (b)	5,500,000	5,500,000
Philadelphia Gas Works Rev. Series 2009 D, 3.66% 1/6/23, LOC TD Banknorth, NA, VRDN (b)	600,000	600,000
FHLMC Pennsylvania Hsg. Fin. Agcy. Multifamily Hsg. Dev. Rev. (Foxwood Manor Apts. Proj.) Series 2008 O, 3.6% 1/6/23, LOC Freddie Mac, VRDN (b)	300,000	300,000
FNMA Montgomery County Redev. Auth. Multi-family Hsg. Rev. (Kingswood Apts. Proj.) Series 2001 A, 3.74% 1/6/23, LOC Fannie Mae, VRDN (b)	11,975,000	11,975,000
TOTAL PENNSYLVANIA		55,185,000
South Carolina - 0.1%
Berkeley County Indl. Dev. Rev. (Nucor Corp. Proj.) Series 1997, 4.15% 1/6/23, VRDN (b)(c)	100,000	100,000
West Virginia - 1.3%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev.:
(Appalachian Pwr. Co. Amos Proj.) Series 2008 B, 3.8% 1/6/23, VRDN (b)(c)	500,000	500,000
(Appalachian Pwr. Co.- Mountaineer Proj.) Series 2008 A, 3.78% 1/6/23, VRDN (b)(c)	1,200,000	1,200,000
TOTAL WEST VIRGINIA		1,700,000
TOTAL VARIABLE RATE DEMAND NOTE (Cost $59,585,000)		59,585,000

Tender Option Bond - 41.8%
	Principal Amount (a)	Value ($)
Colorado - 0.5%
Colorado Health Facilities Auth. Rev. Bonds Participating VRDN Series 2022 004, 3.81% 2/10/23 (Liquidity Facility Barclays Bank PLC) (b)(d)(e)	700,000	700,000
Connecticut - 0.2%
Connecticut Gen. Oblig. Participating VRDN Series Floaters 016, 3.81% 2/10/23 (Liquidity Facility Barclays Bank PLC) (b)(d)(e)	300,000	300,000
Florida - 0.1%
Miami-Dade County Aviation Rev. Participating VRDN Series 2022 025, 3.84% 2/10/23 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)(e)	100,000	100,000
Kentucky - 0.2%
CommonSpirit Health Participating VRDN Series MIZ 90 21, 3.76% 1/6/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(d)(e)	200,000	200,000
Maryland - 0.4%
Univ. of Maryland Med. Sys., Participating VRDN Series 2022 031, 3.81% 2/10/23 (Liquidity Facility Barclays Bank PLC) (b)(d)(e)	500,000	500,000
Michigan - 0.4%
Eastern Michigan Univ. Revs. Participating VRDN Series Floater 046, 3.86% 1/6/23 (Liquidity Facility Barclays Bank PLC) (b)(d)(e)	500,000	500,000
Missouri - 0.1%
Kansas City Indl. Dev. Auth. Participating VRDN Series XG 03 96, 3.85% 1/6/23 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)(d)(e)	200,000	200,000
Ohio - 0.1%
Ohio Hosp. Rev. Participating VRDN Series 002, 3.81% 2/10/23 (Liquidity Facility Barclays Bank PLC) (b)(d)(e)	100,000	100,000
Pennsylvania - 39.8%
Allegheny County Sanitation Auth. Swr. Rev. Participating VRDN Series Floaters XM 00 82, 3.7% 1/6/23 (Liquidity Facility Barclays Bank PLC) (b)(d)(e)	3,465,000	3,465,000
Central Bradford Progress Auth. Rev. Participating VRDN Series XF 13 46, 3.71% 1/6/23 (Liquidity Facility Bank of America NA) (b)(d)(e)	3,845,000	3,845,000
Commonwealth Fing. Auth. Tobacco Participating VRDN Series XX 10 80, 3.7% 1/6/23 (Liquidity Facility Barclays Bank PLC) (b)(d)(e)	2,700,000	2,700,000
Geisinger Auth. Health Sys. Rev. Participating VRDN:
Series Floaters XF 05 43, 3.73% 1/6/23 (Liquidity Facility Royal Bank of Canada) (b)(d)(e)	2,825,000	2,825,000
Series Floaters YX 10 49, 3.38% 1/6/23 (Liquidity Facility Barclays Bank PLC) (b)(d)(e)	1,885,000	1,885,000
Series XM 08 87, 3.81% 1/6/23 (Liquidity Facility JPMorgan Chase Bank) (b)(d)(e)	1,190,000	1,190,000
Lancaster County Hosp. Auth. Health Ctr. Rev. Participating VRDN Series 16 ZF0383, 3.71% 1/6/23 (Liquidity Facility Toronto-Dominion Bank) (b)(d)(e)	3,750,000	3,750,000
Montgomery County Higher Ed. & Health Auth. Rev. Participating VRDN Series XF 28 85, 3.46% 1/6/23 (Liquidity Facility Barclays Bank PLC) (b)(d)(e)	2,500,000	2,500,000
Pennsylvania Econ. Dev. Participating VRDN Series XM 0048, 3.72% 1/6/23 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(d)(e)	299,500	299,500
Pennsylvania Gen. Oblig. Participating VRDN Series Floaters ZM 06 50, 3.69% 1/6/23 (Liquidity Facility Bank of America NA) (b)(d)(e)	975,000	975,000
Pennsylvania Higher Edl. Facilities Auth. Rev. Participating VRDN Series XG 02 63, 3.69% 1/6/23 (Liquidity Facility Bank of America NA) (b)(d)(e)	500,000	500,000
Pennsylvania State Univ. Participating VRDN Series XM 08 27, 3.69% 1/6/23 (Liquidity Facility JPMorgan Chase Bank) (b)(d)(e)	2,700,000	2,700,000
Pennsylvania Tpk. Commission Registration Fee Rev. Participating VRDN Series Putters 5025, 3.7% 1/3/23 (Liquidity Facility JPMorgan Chase Bank) (b)(d)(e)	3,000,000	3,000,000
Pennsylvania Tpk. Commission Tpk. Rev. Participating VRDN:
Series BC 22 018, 3.32% 2/10/23 (Liquidity Facility Barclays Bank PLC) (b)(d)(e)	1,500,000	1,500,000
Series XM 10 08, 3.69% 1/6/23 (Liquidity Facility Royal Bank of Canada) (b)(d)(e)	830,000	830,000
Philadelphia Arpt. Rev. Participating VRDN Series YX 12 11, 3.71% 1/6/23 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)(e)	1,600,000	1,600,000
Philadelphia Auth. for Indl. Dev. Participating VRDN:
Series XG 02 53, 3.71% 1/6/23 (Liquidity Facility Bank of America NA) (b)(d)(e)	1,260,000	1,260,000
Series XM 00 05, 3.69% 1/6/23 (Liquidity Facility JPMorgan Chase Bank) (b)(d)(e)	4,200,000	4,200,000
Philadelphia School District Participating VRDN Series XM 08 60, 3.69% 1/6/23 (Liquidity Facility JPMorgan Chase Bank) (b)(d)(e)	1,625,000	1,625,000
Philadelphia Wtr. & Wastewtr. Rev. Participating VRDN Series Floaters XF 07 19, 3.7% 1/6/23 (Liquidity Facility Royal Bank of Canada) (b)(d)(e)	1,000,000	1,000,000
Southcentral Pennsylvania Gen. Auth. Rev. Participating VRDN Series XL 01 04, 3.69% 1/6/23 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(d)(e)	1,300,000	1,300,000
Southeastern Pennsylvania Trans. Auth. Rev. Participating VRDN:
Series 2022 XG 04 12, 3.69% 1/6/23 (Liquidity Facility Royal Bank of Canada) (b)(d)(e)	1,400,000	1,400,000
Series XF 30 41, 3.69% 1/6/23 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(d)(e)	1,400,000	1,400,000
Series XG 04 13, 3.69% 1/6/23 (Liquidity Facility Royal Bank of Canada) (b)(d)(e)	1,400,000	1,400,000
Series XM 10 57, 3.71% 1/6/23 (Liquidity Facility Bank of America NA) (b)(d)(e)	1,400,000	1,400,000
Westmoreland County Muni. Auth. Muni. Svc. Rev. Participating VRDN Series XF 10 58, 3.7% 1/6/23 (Liquidity Facility Barclays Bank PLC) (b)(d)(e)	3,270,000	3,270,000
Wilkes-Barre Area School District Participating VRDN Series Floaters XF 07 77, 3.7% 1/6/23 (Liquidity Facility Bank of America NA) (b)(d)(e)	2,285,000	2,285,000
TOTAL PENNSYLVANIA		54,104,500
TOTAL TENDER OPTION BOND (Cost $56,704,500)		56,704,500

Other Municipal Security - 0.7%
	Principal Amount (a)	Value ($)
Pennsylvania - 0.7%
Philadelphia Wtr. Series 2022 C, 2.45% 1/5/23, LOC The Toronto-Dominion Bank, CP (Cost $1,000,000)	1,000,000	1,000,000

Investment Company - 13.6%
	Shares	Value ($)
Fidelity Municipal Cash Central Fund 3.72% (f)(g) (Cost $18,520,875)	18,517,547	18,520,875

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $135,810,375)	135,810,375
NET OTHER ASSETS (LIABILITIES) - 0.0%	3,742
NET ASSETS - 100.0%	135,814,117

Security Type Abbreviations
CP	-	COMMERCIAL PAPER
VRDN	-	VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)	Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(d)	Provides evidence of ownership in one or more underlying municipal bonds.
(e)	Coupon rates are determined by re-marketing agents based on current market conditions.
(f)	Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Municipal Cash Central Fund 3.72%	5,440,706	69,055,001	55,975,000	195,168	168	-	18,520,875	0.7%
Total	5,440,706	69,055,001	55,975,000	195,168	168	-	18,520,875

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in these securities. For more information on valuation inputs, refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Fidelity® Pennsylvania Municipal Money Market Fund
Financial Statements
Statement of Assets and Liabilities
		December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $117,289,500)	$117,289,500
Fidelity Central Funds (cost $18,520,875)	18,520,875

Total Investment in Securities (cost $135,810,375)		$135,810,375
Interest receivable		482,352
Distributions receivable from Fidelity Central Funds		50,002
Total assets		136,342,729
Liabilities
Payable to custodian bank	439,595
Payable for fund shares redeemed	14,576
Distributions payable	16,873
Accrued management fee	57,509
Other payables and accrued expenses	59
Total Liabilities		528,612
Net Assets		$135,814,117
Net Assets consist of:
Paid in capital		$135,814,122
Total accumulated earnings (loss)		(5)
Net Assets		$135,814,117
Net Asset Value , offering price and redemption price per share ($135,814,117 ÷ 135,675,010 shares)		$1.00

Statement of Operations
		Year ended December 31, 2022
Investment Income
Interest		$1,589,667
Income from Fidelity Central Funds		194,994
Total Income		1,784,661
Expenses
Management fee	$756,855
Independent trustees' fees and expenses	492
Total expenses before reductions	757,347
Expense reductions	(112,596)
Total expenses after reductions		644,751
Net Investment income (loss)		1,139,910
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	25,673
Fidelity Central Funds	168
Capital gain distributions from Fidelity Central Funds	174
Total net realized gain (loss)		26,015
Net increase in net assets resulting from operations		$1,165,925
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,139,910	$16,968
Net realized gain (loss)	26,015	109,575
Net increase in net assets resulting from operations	1,165,925	126,543
Distributions to shareholders	(1,271,917)	(136,843)
Share transactions
Proceeds from sales of shares	15,587,716	26,624,972
Reinvestment of distributions	1,204,352	129,646
Cost of shares redeemed	(42,793,994)	(43,810,109)
Net increase (decrease) in net assets and shares resulting from share transactions	(26,001,926)	(17,055,491)
Total increase (decrease) in net assets	(26,107,918)	(17,065,791)

Net Assets
Beginning of period	161,922,035	178,987,826
End of period	$135,814,117	$161,922,035

Other Information
Shares
Sold	15,587,716	26,624,972
Issued in reinvestment of distributions	1,204,352	129,646
Redeemed	(42,793,994)	(43,810,109)
Net increase (decrease)	(26,001,926)	(17,055,491)

Financial Highlights
Fidelity® Pennsylvania Municipal Money Market Fund

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss) A	.008	- B	.003	.010	.010
Net realized and unrealized gain (loss)	.001	.001	- B	.001	- B
Total from investment operations	.009	.001	.003	.011	.010
Distributions from net investment income	(.008)	- B	(.003)	(.010)	(.010)
Distributions from net realized gain	(.001)	(.001)	- B	- B	-
Total distributions	(.009)	(.001)	(.003)	(.011) C	(.010)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return D	.89%	.08%	.37%	1.06%	.97%
Ratios to Average Net Assets A,E,F
Expenses before reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.43%	.10%	.34%	.50%	.50%
Expenses net of all reductions	.43%	.10%	.34%	.50%	.50%
Net investment income (loss)	.75%	.01%	.35%	1.03%	.96%
Supplemental Data
Net assets, end of period (000 omitted)	$135,814	$161,922	$178,988	$207,008	$240,412

A Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

B Amount represents less than $.0005 per share.

C Total distributions per share do not sum due to rounding.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

Notes to Financial Statements
For the period ended December 31, 2022

1. Organization.
Fidelity Pennsylvania Municipal Income Fund (the Income Fund) is a fund of Fidelity Municipal Trust. Fidelity Pennsylvania Municipal Money Market Fund (the Money Market Fund) is a fund of Fidelity Municipal Trust II. Each Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Municipal Trust and Fidelity Municipal Trust II (the Trusts) are organized as a Massachusetts business trust and a Delaware statutory trust, respectively. Each Fund is authorized to issue an unlimited number of shares. Shares of the Money Market Fund are only available for purchase by retail shareholders. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. Each Fund may be affected by economic and political developments in the state of Pennsylvania.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Income Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Income Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Income Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Income Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

For the Income Fund, debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Municipal securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

For the Money Market Fund, as permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

For the Income Fund, changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2022 is included at the end of the Fund's   Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day for the Income Fund and trades executed through the end of the current business day for the Money Market Fund. Gains and losses on securities sold are determined on the basis of identified cost.   Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2022, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   market discount and capital loss carryforwards.

The Funds purchase municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Pennsylvania Municipal Income Fund	$427,546,411	$ 1,691,480	$(26,586,508)	$(24,895,028)
Fidelity Pennsylvania Municipal Money Market Fund	135,810,375	299	(299)	-

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed tax-exempt income	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Pennsylvania Municipal Income Fund	$176,224	$(2,131,805)	$(24,895,028)

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term	Long-term	Total capital loss carryforward
Fidelity Pennsylvania Municipal Income Fund	$(1,841,336)	$(290,469)	$(2,131,805)

The tax character of distributions paid was as follows:

December 31, 2022
	Tax-Exempt Income	Long-term Capital Gains	Total
Fidelity Pennsylvania Municipal Income Fund	$10,893,254	$-	$10,893,254
Fidelity Pennsylvania Municipal Money Market Fund	1,139,915	132,002	1,271,917

December 31, 2021
	Tax-Exempt Income	Long-term Capital Gains	Total
Fidelity Pennsylvania Municipal Income Fund	$11,922,733	$617,277	$12,540,010
Fidelity Pennsylvania Municipal Money Market Fund	16,960	119,883	136,843

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Pennsylvania Municipal Income Fund	32,259,411	126,666,418
5. Fees and Other Transactions with Affiliates.
Management Fee.   Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Income Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of   .25% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .35% of the Fund's average net assets.

Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Money Market Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .50% of the Fund's average net assets. Under the management contract, the investment adviser pays all other expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense. The management fee is reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Funds. Under the terms of the management fee contract, the investment adviser pays transfer agent fees on behalf of the Money Market Fund.  FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the Income Fund's transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Pennsylvania Municipal Income Fund	.10%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Pennsylvania Municipal Income Fund	.03

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. For the Income Fund, any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Pennsylvania Municipal Income Fund	-	-	-
Fidelity Pennsylvania Municipal Money Market Fund	8,370,000	9,210,000	-
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Pennsylvania Municipal Income Fund	$833
7. Expense Reductions.
The investment adviser or its affiliates voluntarily agreed to waive certain fees for the Money Market Fund in order to avoid a negative yield. Such arrangements may be discontinued by the investment adviser at any time. For the period, the amount of the waiver was $112,498.

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Fidelity Pennsylvania Municipal Income Fund	$5,979
Fidelity Pennsylvania Municipal Money Market Fund	98

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses as follows:

Amount
Fidelity Pennsylvania Municipal Income Fund	$8,364
8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

In July 2022, the Board of Trustees approved a Plan of Liquidation and Dissolution for Fidelity Pennsylvania Municipal Money Market Fund. The Fund distributed all of its net assets to its shareholders on January 13, 2023. The Fund was closed to new accounts on December 1, 2022.
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Municipal Trust and Fidelity Municipal Trust II and Shareholders of Fidelity Pennsylvania Municipal Income Fund and Fidelity Pennsylvania Municipal Money Market Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Pennsylvania Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust) and Fidelity Pennsylvania Municipal Money Market Fund (one of the funds constituting Fidelity Municipal Trust II) (hereafter collectively referred to as the "Funds") as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022 and each of the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 10, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Each of the Trustees oversees 295 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function.   Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity ® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity ® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity ® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Laura M. Bishop (1961)
Year of Election or Appointment: 2022
Member of the Advisory Board
Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).
Robert W. Helm (1957)
Year of Election or Appointment: 2021
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jamie Pagliocco (1964)
Year of Election or Appointment: 2020
Vice President
Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer - Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period- C July 1, 2022 to December 31, 2022

Fidelity® Pennsylvania Municipal Income Fund	.48%
Actual		$ 1,000	$ 1,001.10	$ 2.42
Hypothetical- B		$ 1,000	$ 1,022.79	$ 2.45

Fidelity® Pennsylvania Municipal Money Market Fund	.50%
Actual		$ 1,000	$ 1,008.30	$ 2.53
Hypothetical- B		$ 1,000	$ 1,022.68	$ 2.55

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.
The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended December 31, 2022, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Pennsylvania Municipal Income Fund	$0
Fidelity Pennsylvania Municipal Money Market Fund	$10,142
During fiscal year ended 2022, 100% of each fund's income dividends were free from federal income tax, and 8.24% of Fidelity Pennsylvania Municipal Income Fund and 10.05% of Fidelity Pennsylvania Municipal Money Market Fund income dividends were subject to the federal alternative minimum tax.

The funds will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Pennsylvania Municipal Income Fund / Fidelity Pennsylvania Municipal Money Market Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of each fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2022 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness relative to peer funds of each fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided . The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during throughout the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services . The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services . The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family . The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds, ETFs, and share classes with innovative structures, strategies and pricing and making other enhancements to meet investor needs; (iv) broadening eligibility requirements for certain funds and share classes; (v) reducing management fees and total expenses for certain funds and classes; (vi) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (vii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (ix) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance (for Fidelity Pennsylvania Municipal Income Fund) . The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also receives and considers information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Investment Performance (for Fidelity Pennsylvania Municipal Money Market Fund) . The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate peer group of funds with similar objectives (peer group). The Board also receives and considers information about performance attribution.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to the gross performance of appropriate peer groups, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the fund's market value NAV over time and its resilience under various stressed conditions; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods.

The Board recognizes that in interest rate environments where many competitors waive fees to maintain a minimum yield, relative money market fund performance on a net basis (after fees and expenses) may not be particularly meaningful due to miniscule performance differences among competitor funds. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered each fund's management fee and total expense ratio compared to selected groups of competitive funds and classes (referred to as "mapped groups" below) for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. Combining funds with similar investment objective categories aids the Board's comparisons of management fees and total expense ratios by broadening the competitive group used for such comparisons.

Management Fee . The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Fidelity Pennsylvania Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2021.

Fidelity Pennsylvania Municipal Money Market Fund

The Board noted that the fund's management fee rate ranked above the median of its Total Mapped Group and above the median of its ASPG for 2021. The Board noted that because there is a relatively small number of state-specific funds in the Lipper objective, Fidelity combines Lipper's separate categories for state-specific funds with all state and national municipal money market funds to create a single mapped group. The Board considered that Fidelity believes the fee charged for the fund is reasonable for overall value of the services provided and also considered that in July 2022 the Board approved and recommended to shareholders for their approval the reorganization of the fund into Fidelity Municipal Money Market Fund. The Board further noted that the proposed reorganization was expected to result in a reduction in the fund's total expense ratio.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio . In its review of Fidelity Pennsylvania Municipal Income Fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.

In its review of Fidelity Pennsylvania Municipal Money Market Fund's total expense ratio, the Board considered the fund's all-inclusive (subject to certain limited exceptions) fee rate. The Board also considered other expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees, paid by FMR under the all-inclusive arrangement. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.

Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of each fund relative to a subset of non-Fidelity funds within the similar sales load structure group that are similar in size and management fee structure. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that each fund's total net expense ratio ranked below the similar sales load structure group competitive median for 2021 and below the ASPG competitive median for 2021.

Fees Charged to Other Fidelity Clients . The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability . The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale . The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to Fidelity Pennsylvania Municipal Money Market Fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that Fidelity Pennsylvania Municipal Income Fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board . In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that each fund's Advisory Contracts should be renewed.

1.540037.125
PFR-ANN-0323
Fidelity® Michigan Municipal Income Fund
Fidelity® Michigan Municipal Money Market Fund

Annual Report
December 31, 2022

Contents

Fidelity® Michigan Municipal Income Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Michigan Municipal Money Market Fund
Investment Summary/Performance
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.

Fidelity® Michigan Municipal Income Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® Michigan Municipal Income Fund	-9.18%	0.94%	1.97%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Michigan Municipal Income Fund on December 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Municipal Bond Index performed over the same period.

14,000
13,500
13,000
12,500
12,000
11,500
11,000
10,500
10,000
$9,500
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Period Ending Values
$12,157 Fidelity® Michigan Municipal Income Fund
$12,348 Bloomberg Municipal Bond Index

Fidelity® Michigan Municipal Income Fund
Management's Discussion of Fund Performance
Market Recap:
Tax-exempt municipal bonds notably declined in 2022, as a multitude of crosscurrents challenged the global economy and financial markets. The Bloomberg Municipal Bond Index returned -8.53% for the year, its third-worst annual return on record. In late 2021, the Federal Reserve began its pivot to a tighter monetary policy, tapering the large-scale asset purchases it restarted in 2020 amid the COVID-19 pandemic. In early 2022, the Fed, faced with persistent inflationary pressure, implemented an aggressive series of rate hikes, raising its benchmark interest rate seven times, by a total of 4.25 percentage points, between March and December. This helped push municipal bond yields to their highest level in more than a decade. Muni bond prices, which move inversely to yields, fell sharply. Credit spreads significantly widened, as investors demanded more yield for lower-quality munis as recession risk increased. In November and December, the tax-exempt market staged a rally when comments by Fed Chair Jerome Powell pointed to a slowdown in the pace of rate hikes and inflation data moderated. Favorable supply and demand dynamics also helped amid muted muni bond issuance and increased pockets of demand. Muni tax-backed credit fundamentals remained solid throughout the year and, for the most part, the risk of credit-rating downgrades appeared low. Shorter-duration (lower sensitivity to changes in interest rates) and higher-credit-quality munis performed best for the year.
Comments from Co-Portfolio Managers Elizah McLaughlin, Cormac Cullen and Michael Maka:
For the fiscal year ending December 31, 2022, the fund returned -9.18%, lagging, net of fees, the -8.72% result of the state-specific Bloomberg Michigan Enhanced Municipal Bond Index, as well as the -8.53% return of the benchmark, the broad-based Bloomberg Municipal Bond Index. The past 12 months, we continued to focus on longer-term objectives and sought to generate attractive tax-exempt income and a competitive risk-adjusted return. Versus the state-specific index, the fund's overweight in lower-rated, investment-grade bonds was a key detractor, given that they underperformed as credit spreads widened. Larger-than-index exposure to bonds issued by airports detracted as well, given the segment's lagging results. Differences in the way fund holdings and index components were priced further hindered relative performance. In contrast, duration (interest rate) positioning contributed to performance, relative to the state-specific index. The fund had less sensitivity to interest rates, as measured by its shorter duration, than the index and therefore was hurt less as interest rates rose. A higher-than-average yield on the fund's underlying holdings provided another boost to the relative result. The fund's underweights in housing and health care bonds, two segments that trailed the index, was an additional positive performance driver. An underweight in bonds from the Oakland Corridor P3 Transportation Project, which underperformed the state index, also added value.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Michigan Municipal Income Fund
Investment Summary December 31, 2022 (Unaudited)
Revenue Sources (% of Fund's net assets)
General Obligations	22.6%
Health Care	21.8%
Education	13.7%
Transportation	11.4%
Water & Sewer	9.3%
Housing	6.6%
Special Tax	6.1%
Others* (Individually Less Than 5%)	8.5%
100.0%

*Includes net other assets

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Fidelity® Michigan Municipal Income Fund
Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Municipal Bonds - 96.2%
	Principal Amount (a)	Value ($)
Guam - 0.4%
Guam Int'l. Arpt. Auth. Rev. Series 2013 C:
6.25% 10/1/34 (b)	600,000	612,670
6.25% 10/1/34 (Pre-Refunded to 10/1/23 @ 100) (b)	400,000	408,447
Guam Pwr. Auth. Rev. Series 2022 A, 5% 10/1/44	1,000,000	1,024,941
TOTAL GUAM		2,046,058
Michigan - 94.6%
Bay City School District Rev. Series 2014:
5% 11/1/27	700,000	717,439
5% 11/1/28	250,000	256,196
Bloomfield Hills Schools District Series 2020, 4% 5/1/50	1,500,000	1,411,691
Chippewa Valley Schools Series 2016 A:
5% 5/1/32	1,000,000	1,047,871
5% 5/1/33	1,000,000	1,046,493
5% 5/1/34	1,075,000	1,122,024
Coopersville Area Pub. Schools Series 2022 I, 4.125% 5/1/52	750,000	716,467
Detroit Downtown Dev. Auth. Tax Series A:
5% 7/1/29 (Assured Guaranty Muni. Corp. Insured)	1,340,000	1,374,151
5% 7/1/31 (Assured Guaranty Muni. Corp. Insured)	1,775,000	1,816,849
5% 7/1/33 (Assured Guaranty Muni. Corp. Insured)	2,000,000	2,042,178
5% 7/1/34 (Assured Guaranty Muni. Corp. Insured)	1,750,000	1,784,096
5% 7/1/37 (Assured Guaranty Muni. Corp. Insured)	2,000,000	2,027,057
Detroit Gen. Oblig.:
Series 2018, 5% 4/1/23	310,000	310,677
Series 2020:
5.5% 4/1/35	690,000	724,557
5.5% 4/1/36	435,000	454,032
5.5% 4/1/37	465,000	482,046
5.5% 4/1/38	490,000	506,223
Series 2021 A:
5% 4/1/37	1,875,000	1,867,040
5% 4/1/39	1,210,000	1,184,092
Detroit Swr. Disp. Rev.:
Series 2001 B, 5.5% 7/1/29 (Assured Guaranty Corp. Insured) (FGIC Insured)	25,000	27,492
Series 2006, 5% 7/1/36	10,000	10,015
Downriver Util. Wastewtr. Auth. Swr. Sys. Rev. Series 2018:
5% 4/1/33 (Assured Guaranty Muni. Corp. Insured)	735,000	799,803
5% 4/1/34 (Assured Guaranty Muni. Corp. Insured)	520,000	563,508
5% 4/1/35 (Assured Guaranty Muni. Corp. Insured)	500,000	538,450
Farmington Pub. School District Gen. Oblig. Series 2020, 4% 5/1/40	3,000,000	2,943,243
Fitzgerald Pub. School District Series 2019, 5% 5/1/37	1,260,000	1,388,019
Flint Hosp. Bldg. Auth. Rev. Series 2020:
4% 7/1/38	1,800,000	1,591,561
4% 7/1/41	1,395,000	1,158,433
Fraser Pub. School District Series 2006 B, 5% 5/1/29	1,455,000	1,524,211
Gerald R. Ford Int'l. Arpt. Auth. Rev. Series 2021:
5% 1/1/26 (b)	225,000	238,710
5% 1/1/27 (b)	325,000	350,474
5% 1/1/28 (b)	235,000	257,065
5% 1/1/29 (b)	525,000	578,080
5% 1/1/30 (b)	425,000	472,758
5% 1/1/31 (b)	725,000	813,696
5% 1/1/32 (b)	725,000	820,894
5% 1/1/33 (b)	1,000,000	1,124,939
5% 1/1/34 (b)	1,000,000	1,120,535
5% 1/1/35 (b)	850,000	942,935
5% 1/1/36 (b)	600,000	659,284
5% 1/1/37 (b)	700,000	761,727
5% 1/1/38 (b)	1,170,000	1,267,833
5% 1/1/39 (b)	1,000,000	1,078,340
5% 1/1/40 (b)	1,000,000	1,072,898
5% 1/1/41 (b)	1,100,000	1,174,536
5% 1/1/46 (b)	2,000,000	2,109,625
5% 1/1/51 (b)	3,000,000	3,144,399
Grand Rapids Pub. Schools:
Series 2017, 5% 5/1/29 (Assured Guaranty Muni. Corp. Insured)	480,000	524,588
Series 2019:
5% 11/1/39 (Assured Guaranty Muni. Corp. Insured)	1,200,000	1,285,376
5% 11/1/41 (Assured Guaranty Muni. Corp. Insured)	1,300,000	1,388,292
Grand Rapids San. Swr. Sys. Rev. Series 2018:
5% 1/1/31	475,000	524,311
5% 1/1/33	250,000	273,538
5% 1/1/34	550,000	597,699
5% 1/1/35	400,000	430,528
5% 1/1/38	655,000	694,433
Grand Rapids Wtr. Supply Sys. Series 2016:
5% 1/1/31	250,000	264,939
5% 1/1/32	320,000	339,027
5% 1/1/33	550,000	582,379
5% 1/1/34	500,000	529,583
5% 1/1/35	920,000	965,003
Grand Traverse County Hosp. Fin. Auth.:
Series 2019 A:
5% 7/1/44	1,110,000	1,138,507
5% 7/1/49	2,615,000	2,659,318
Series 2021, 3% 7/1/51	1,500,000	1,054,998
Grand Valley Michigan State Univ. Rev.:
Series 2014 B:
5% 12/1/25	500,000	519,376
5% 12/1/26	1,900,000	1,970,757
5% 12/1/28	1,800,000	1,863,980
Series 2018:
5% 12/1/34	1,075,000	1,170,652
5% 12/1/35	1,225,000	1,326,410
5% 12/1/37	1,375,000	1,478,001
5% 12/1/38	875,000	937,770
5% 12/1/43	1,400,000	1,486,744
Grandville Pub. Schools District Series 2020:
4% 5/1/39 (Assured Guaranty Muni. Corp. Insured)	1,000,000	988,321
4% 5/1/40 (Assured Guaranty Muni. Corp. Insured)	1,300,000	1,273,831
Great Lakes Wtr. Auth. Sew Disp. Sys.:
Series 2016 B, 5% 7/1/27	15,000	15,988
Series 2016 C, 5% 7/1/31	7,000,000	7,470,607
Series 2018 A, 5% 7/1/43	10,000,000	10,509,783
Series 2018 B:
5% 7/1/28	1,125,000	1,242,081
5% 7/1/29	15,000	16,720
Great Lakes Wtr. Auth. Wtr. Supply Sys. Rev.:
Series 2016 C, 5.25% 7/1/35	2,000,000	2,121,991
Series 2020 B:
5% 7/1/45	1,850,000	1,958,993
5% 7/1/49	1,300,000	1,351,278
Grosse Pointe Pub. School Sys. Series 2019:
5% 5/1/38	1,000,000	1,092,166
5% 5/1/39	1,000,000	1,089,369
Hudsonville Pub. Schools Series 2017:
5% 5/1/31	430,000	470,053
5% 5/1/32	1,200,000	1,309,776
5% 5/1/34	1,000,000	1,088,576
5% 5/1/35	1,000,000	1,083,700
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016:
4% 5/15/36	1,985,000	1,927,600
4% 5/15/36 (Pre-Refunded to 5/15/26 @ 100)	15,000	15,577
5% 5/15/28	775,000	814,226
5% 5/15/28 (Pre-Refunded to 5/15/26 @ 100)	5,000	5,352
5% 5/15/30	4,970,000	5,193,846
5% 5/15/30 (Pre-Refunded to 5/15/26 @ 100)	30,000	32,112
Kentwood Econ. Dev. Corp.:
Series 2021, 4% 11/15/45	500,000	393,180
Series 2022:
4% 11/15/31	1,000,000	923,636
4% 11/15/43	2,250,000	1,805,358
Lansing Board of Wtr. & Lt. Util. Rev. Bonds Series 2021 B, 2%, tender 7/1/26 (c)	2,000,000	1,894,776
Lansing Cmnty. College Series 2019, 5% 5/1/44	3,000,000	3,244,821
Lincoln Consolidated School District Series 2016 A:
5% 5/1/29	1,430,000	1,522,974
5% 5/1/31	500,000	531,692
5% 5/1/32	1,000,000	1,063,058
Macomb Interceptor Drain Drainage District Series 2017 A:
5% 5/1/33	2,100,000	2,272,189
5% 5/1/34	1,750,000	1,889,448
Marquette Board Lt. & Pwr. Elec. Util. Sys. Rev. Series 2016 A:
5% 7/1/29	780,000	830,998
5% 7/1/30	900,000	957,922
5% 7/1/31	780,000	828,338
5% 7/1/32	1,000,000	1,059,931
5% 7/1/33	705,000	745,816
Michigan Bldg. Auth. Rev.:
(Facilities Prog.) Series I, 3% 10/15/45	6,000,000	4,763,533
Series 2021 I, 3% 10/15/51	1,770,000	1,328,680
Series 2022 I:
4% 10/15/52	1,250,000	1,162,483
5.25% 10/15/57	2,000,000	2,162,844
Michigan Fin. Auth. Rev.:
(Charter County of Wayne Criminal Justice Ctr. Proj.) Series 2018:
5% 11/1/30	1,000,000	1,113,559
5% 11/1/31	750,000	832,883
5% 11/1/32	1,000,000	1,108,331
5% 11/1/33	3,250,000	3,592,760
5% 11/1/35	1,000,000	1,095,485
5% 11/1/36	1,250,000	1,363,774
5% 11/1/37	1,500,000	1,630,635
5% 11/1/38	1,595,000	1,727,089
(Detroit Wtr. And Sewerage Dept. Sewage Disp. Sys. Rev. And Rev. Rfdg. Local Proj. Bonds) Series 2014 C3, 5% 7/1/30 (Assured Guaranty Muni. Corp. Insured)	6,000,000	6,173,242
(Detroit Wtr. And Sewerage Dept. Wtr. Supply Sys. Rev. Rfdg. Local Proj. Bonds) Series 2015, 5% 7/1/30	10,000	10,392
(Holland Cmnty. Hosp. Proj.) Series 2013 A:
5% 1/1/33 (Pre-Refunded to 1/1/23 @ 100)	1,250,000	1,250,000
5% 1/1/40 (Pre-Refunded to 2/20/23 @ 100)	3,000,000	3,000,000
(Kalamazoo College Proj.) Series 2018:
4% 12/1/36	790,000	769,678
4% 12/1/47	2,610,000	2,345,643
(Lawrence Technological Univ. Proj.) Series 2017, 5% 2/1/47	3,195,000	2,925,702
(Trinity Health Proj.) Series 2017:
5% 12/1/30	710,000	778,458
5% 12/1/37	3,270,000	3,486,102
Bonds:
Series 2015 D2, 1.2%, tender 4/13/28 (c)	3,000,000	2,664,393
Series 2016 E1, 4%, tender 8/15/24 (c)	1,335,000	1,342,730
Series 2014 H1, 5% 10/1/39	4,725,000	4,809,476
Series 2015 C:
5% 7/1/26	570,000	592,074
5% 7/1/27	1,465,000	1,521,023
5% 7/1/28	1,500,000	1,556,634
5% 7/1/35	2,100,000	2,159,542
Series 2015 D1:
5% 7/1/34	1,250,000	1,286,941
5% 7/1/35	505,000	519,318
Series 2015 D2, 5% 7/1/34	1,000,000	1,029,793
Series 2016:
5% 11/15/28	2,655,000	2,816,835
5% 1/1/29	1,000,000	1,046,135
5% 11/15/29	2,950,000	3,118,026
5% 1/1/30	1,000,000	1,045,904
5% 1/1/31	1,170,000	1,223,518
5% 1/1/32	1,895,000	1,979,520
5% 1/1/33	1,915,000	1,998,282
5% 1/1/34	2,135,000	2,224,549
5% 11/15/34	1,135,000	1,180,022
5% 11/15/41	4,710,000	4,808,886
Series 2019 A:
3% 12/1/49	2,000,000	1,445,344
4% 2/15/44	2,500,000	2,327,595
4% 12/1/49	8,180,000	7,372,034
4% 2/15/50	4,000,000	3,606,658
5% 11/15/48	9,865,000	10,005,413
Series 2019 MI1, 5% 12/1/48	2,000,000	2,022,093
Series 2020 A:
4% 6/1/35	2,000,000	1,893,022
4% 6/1/37	2,000,000	1,848,968
4% 6/1/40	2,000,000	1,800,909
4% 6/1/49	4,250,000	3,521,882
Series 2020:
4% 11/1/55	2,500,000	2,251,647
5% 6/1/40	3,000,000	3,035,028
Series 2021, 5% 9/1/38	1,270,000	1,350,721
Series 2022:
4% 2/1/27	185,000	179,998
4% 2/1/32	285,000	268,137
4% 2/1/42	745,000	615,445
4% 4/15/42	2,000,000	1,861,901
4% 12/1/46	1,725,000	1,445,645
4% 12/1/51	1,100,000	892,755
Michigan Gen. Oblig. Series 2020 A, 4% 5/15/40	500,000	503,613
Michigan Hosp. Fin. Auth. Rev.:
Series 2010 F, 4% 11/15/47	290,000	264,553
Series 2010 F4, 5% 11/15/47	5,050,000	5,157,556
Series 2016, 5% 11/15/47	13,000,000	13,156,593
Michigan Hsg. Dev. Auth. Rental Hsg. Rev. Series 2020 A1, 0.65% 10/1/24	300,000	287,805
Michigan Hsg. Dev. Auth. Single Family Mtg. Rev.:
Series 2019 B, 3.75% 6/1/50	2,710,000	2,698,415
Series 2020 C, 3% 6/1/51	3,115,000	3,027,236
Series 2021 A, 3% 6/1/52	3,315,000	3,208,451
Series 2022 A, 5% 6/1/53	2,455,000	2,558,640
Series 2022 D, 5.5% 6/1/53	2,500,000	2,668,571
Series A:
3.5% 12/1/50	2,420,000	2,390,568
4% 12/1/48	1,040,000	1,040,971
Series C, 4.25% 6/1/49	2,325,000	2,342,048
Michigan State Hsg. Dev. Auth. Series 2021 A, 0.55% 4/1/25	2,750,000	2,584,756
Michigan State Univ. Revs. Series 2019 C, 4% 2/15/44	1,500,000	1,434,346
Michigan Strategic Fund Ltd. Oblig. Rev.:
(I-75 Impt. Proj.):
Series 2017, 5% 6/30/25 (b)	1,100,000	1,121,459
Series 2018:
4.25% 12/31/38 (Assured Guaranty Muni. Corp. Insured) (b)	840,000	791,601
5% 12/31/25 (b)	1,260,000	1,290,542
5% 12/31/26 (b)	425,000	437,909
5% 6/30/29 (b)	35,000	36,282
(The Detroit Edison Co. Exempt Facilities Proj.) Series 2008 ET2, 1.35% 8/1/29	2,000,000	1,706,528
(The Detroit Edison Co. Poll. Cont. Bonds Proj.) Series 1995 CC, 1.45% 9/1/30	2,000,000	1,670,693
Bonds:
(Consumer Energy Co. Proj.) Series 2019, 1.8%, tender 10/1/24 (b)(c)	6,000,000	5,798,071
(Graphic Packaging Int'l., LLC Coated Recycled Board Machine Proj.) Series 2021, 4%, tender 10/1/26 (b)(c)	5,000,000	4,824,367
Series 2020:
4% 5/15/27	715,000	692,139
5% 5/15/44	1,500,000	1,379,812
Michigan Technological Univ. Series 2021, 4% 10/1/46	2,835,000	2,634,830
Michigan Trunk Line Fund Rev. Series 2020 B, 4% 11/15/45	1,500,000	1,418,108
Northern Michigan Univ. Revs. Series 2021:
4% 6/1/39	900,000	880,858
4% 6/1/40	500,000	483,490
4% 6/1/41	1,385,000	1,326,207
4% 6/1/46	1,850,000	1,705,852
5% 6/1/32	375,000	428,722
5% 6/1/33	365,000	414,835
5% 6/1/34	375,000	425,309
5% 6/1/35	375,000	421,645
5% 6/1/36	400,000	447,095
5% 6/1/37	675,000	748,628
Novi Cmnty. School District Series I:
5% 5/1/43	1,150,000	1,238,372
5% 5/1/44	1,175,000	1,262,229
Oakland Univ. Rev.:
Series 2013 A:
5% 3/1/25	995,000	997,082
5% 3/1/27	815,000	816,706
Series 2014:
5% 3/1/28	335,000	341,631
5% 3/1/29	525,000	535,271
Series 2016:
5% 3/1/28	1,150,000	1,216,236
5% 3/1/41	3,475,000	3,595,618
Series 2022 B:
5% 3/1/36	1,135,000	1,249,546
5% 3/1/37	1,265,000	1,376,180
Portage Pub. Schools:
Series 2016:
5% 11/1/32	2,500,000	2,649,507
5% 11/1/34	1,250,000	1,317,467
Series 2019, 4% 11/1/38	2,000,000	1,968,047
Series 2021, 4% 11/1/42	1,000,000	956,786
Ravenna Pub. Schools Gen. Oblig. Series 2021, 4% 5/1/51	2,140,000	1,954,267
Rochester Cmnty. School District Series I, 5% 5/1/31	1,500,000	1,597,035
Rockford Pub. Schools Gen. Oblig. Series 2019 I, 5% 5/1/42	3,050,000	3,262,599
Saginaw City School District Series 2021, 4% 5/1/47	3,000,000	2,730,559
Saginaw Hosp. Fin. Auth. Hosp. Rev. Series 2020 J:
4% 7/1/36	770,000	766,384
4% 7/1/37	820,000	807,460
4% 7/1/39	1,430,000	1,390,223
4% 7/1/40	490,000	472,896
Walled Lake Consolidated School District:
Series 2020, 5% 5/1/36	1,050,000	1,167,205
Series 2022, 5% 5/1/47	1,500,000	1,612,794
Warren Consolidated School District:
Series 2016:
5% 5/1/34	5,630,000	5,933,871
5% 5/1/35	1,250,000	1,313,038
Series 2017:
4% 5/1/24 (Assured Guaranty Muni. Corp. Insured)	750,000	759,123
4% 5/1/25 (Assured Guaranty Muni. Corp. Insured)	500,000	511,712
Series 2018:
5% 5/1/32	1,100,000	1,214,231
5% 5/1/34	1,175,000	1,291,041
5% 5/1/35	1,200,000	1,312,022
5% 5/1/36	1,000,000	1,087,797
5% 5/1/37	1,300,000	1,406,966
5% 5/1/38	800,000	863,487
Wayne County Arpt. Auth. Rev.:
Series 2012 B, 5% 12/1/32 (b)	1,500,000	1,501,039
Series 2014 C:
5% 12/1/29 (b)	720,000	736,759
5% 12/1/31 (b)	860,000	879,344
5% 12/1/34 (b)	1,655,000	1,682,984
Series 2015 D, 5% 12/1/40 (Assured Guaranty Muni. Corp. Insured)	8,165,000	8,394,553
Series 2015 G:
5% 12/1/35	5,435,000	5,669,246
5% 12/1/36	5,760,000	5,979,544
Series 2017 A:
5% 12/1/37	545,000	573,483
5% 12/1/42	1,455,000	1,502,125
Series 2017 B, 5% 12/1/47 (b)	450,000	455,952
Series 2018 B, 5% 12/1/48 (b)	5,000,000	5,065,503
Series 2018 D:
5% 12/1/30 (b)	4,365,000	4,656,647
5% 12/1/31 (b)	2,825,000	3,008,106
5% 12/1/32 (b)	2,945,000	3,129,715
Series 2021 A:
5% 12/1/36	1,000,000	1,105,332
5% 12/1/37	1,500,000	1,644,243
5% 12/1/38	1,250,000	1,359,559
5% 12/1/39	1,500,000	1,623,577
Series 2021 B:
5% 12/1/35 (b)	1,225,000	1,309,452
5% 12/1/37 (b)	1,520,000	1,608,219
5% 12/1/46 (b)	1,280,000	1,310,463
Wayne State Univ. Revs. Series 2019 A:
4% 11/15/38	1,000,000	987,962
4% 11/15/39	800,000	780,676
Western Michigan Univ. Rev.:
Series 2014:
5% 11/15/25	320,000	331,839
5% 11/15/26	400,000	414,504
5% 11/15/28	650,000	671,655
5% 11/15/29	750,000	774,436
5% 11/15/30	855,000	881,917
5% 11/15/31	700,000	720,756
Series 2015 A:
5% 11/15/26	1,000,000	1,047,009
5% 11/15/28	2,505,000	2,610,510
Series 2019 A, 5% 11/15/44	2,000,000	2,139,057
Series 2021 A:
5% 11/15/27 (Assured Guaranty Muni. Corp. Insured)	300,000	327,214
5% 11/15/30 (Assured Guaranty Muni. Corp. Insured)	200,000	227,398
5% 11/15/31 (Assured Guaranty Muni. Corp. Insured)	150,000	170,686
5% 11/15/32 (Assured Guaranty Muni. Corp. Insured)	300,000	339,285
5% 11/15/34 (Assured Guaranty Muni. Corp. Insured)	400,000	449,855
5% 11/15/36 (Assured Guaranty Muni. Corp. Insured)	400,000	440,621
5% 11/15/38 (Assured Guaranty Muni. Corp. Insured)	625,000	682,538
5% 11/15/40 (Assured Guaranty Muni. Corp. Insured)	635,000	686,975
5% 11/15/51 (Assured Guaranty Muni. Corp. Insured)	5,000,000	5,291,170
5% 11/15/53 (Assured Guaranty Muni. Corp. Insured)	4,100,000	4,333,785
Ypsilanti School District Series A:
5% 5/1/29	1,305,000	1,394,977
5% 5/1/32	2,000,000	2,135,272
TOTAL MICHIGAN		470,177,437
Puerto Rico - 1.2%
Puerto Rico Commonwealth Pub. Impt. Gen. Oblig. Series 2021 A1:
0% 7/1/33	1,643,730	888,536
5.625% 7/1/27	195,000	198,679
5.625% 7/1/29	595,000	608,812
5.75% 7/1/31	1,410,000	1,457,895
Puerto Rico Hsg. Fin. Auth. Series 2020, 5% 12/1/27	1,340,000	1,441,651
Puerto Rico Indl., Tourist, Edl., Med. And Envir. Cont. Facilities Fing. Auth. Series 2021:
4% 7/1/36	195,000	178,506
5% 7/1/30	485,000	531,018
5% 7/1/32	360,000	393,343
TOTAL PUERTO RICO		5,698,440
TOTAL MUNICIPAL BONDS (Cost $513,532,955)		477,921,935

Municipal Notes - 3.1%
	Principal Amount (a)	Value ($)
Michigan - 3.1%
Michigan Fin. Auth. Rev.:
(Hosp. Proj.) Series 2016 E2, 3.76% 1/6/23, VRDN (c)	2,470,000	2,470,000
Series 2016 E3, 3.7% 1/6/23, VRDN (c)	4,000,000	4,000,000
Michigan Hsg. Dev. Auth. Single Family Mtg. Rev. Series 2014 A, 3.63% 1/6/23 (Liquidity Facility Royal Bank of Canada), VRDN (b)(c)	9,200,000	9,200,000

TOTAL MUNICIPAL NOTES (Cost $15,670,000)		15,670,000

TOTAL INVESTMENT IN SECURITIES - 99.3% (Cost $529,202,955)	493,591,935
NET OTHER ASSETS (LIABILITIES) - 0.7%	3,233,950
NET ASSETS - 100.0%	496,825,885

Security Type Abbreviations
VRDN	-	VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Municipal Securities	493,591,935	-	493,591,935	-
Total Investments in Securities:	493,591,935	-	493,591,935	-
Fidelity® Michigan Municipal Income Fund
Financial Statements
Statement of Assets and Liabilities
		December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule Unaffiliated issuers (cost $529,202,955):		$493,591,935
Receivable for investments sold		1,653,416
Receivable for fund shares sold		1,394,561
Interest receivable		5,114,306
Prepaid expenses		586
Other receivables		1,621
Total assets		501,756,425
Liabilities
Payable to custodian bank	$3,793,684
Payable for fund shares redeemed	582,866
Distributions payable	300,783
Accrued management fee	150,067
Other affiliated payables	54,733
Other payables and accrued expenses	48,407
Total Liabilities		4,930,540
Net Assets		$496,825,885
Net Assets consist of:
Paid in capital		$536,318,647
Total accumulated earnings (loss)		(39,492,762)
Net Assets		$496,825,885
Net Asset Value , offering price and redemption price per share ($496,825,885 ÷ 44,318,867 shares)		$11.21

Statement of Operations
		Year ended December 31, 2022
Investment Income
Interest		$16,292,756
Expenses
Management fee	$2,070,689
Transfer agent fees	616,395
Accounting fees and expenses	144,365
Custodian fees and expenses	7,412
Independent trustees' fees and expenses	1,964
Registration fees	24,197
Audit	52,492
Legal	8,430
Miscellaneous	2,912
Total expenses before reductions	2,928,856
Expense reductions	(18,486)
Total expenses after reductions		2,910,370
Net Investment income (loss)		13,382,386
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(3,890,904)
Total net realized gain (loss)		(3,890,904)
Change in net unrealized appreciation (depreciation) on investment securities		(74,601,773)
Net gain (loss)		(78,492,677)
Net increase (decrease) in net assets resulting from operations		$(65,110,291)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,382,386	$15,137,759
Net realized gain (loss)	(3,890,904)	4,360,076
Change in net unrealized appreciation (depreciation)	(74,601,773)	(8,677,684)
Net increase (decrease) in net assets resulting from operations	(65,110,291)	10,820,151
Distributions to shareholders	(14,112,830)	(18,599,520)
Share transactions
Proceeds from sales of shares	91,927,922	98,407,493
Reinvestment of distributions	9,900,392	12,950,242
Cost of shares redeemed	(257,381,337)	(88,383,573)
Net increase (decrease) in net assets resulting from share transactions	(155,553,023)	22,974,162
Total increase (decrease) in net assets	(234,776,144)	15,194,793

Net Assets
Beginning of period	731,602,029	716,407,236
End of period	$496,825,885	$731,602,029

Other Information
Shares
Sold	7,997,442	7,722,513
Issued in reinvestment of distributions	859,107	1,018,827
Redeemed	(22,425,043)	(6,946,787)
Net increase (decrease)	(13,568,494)	1,794,553

Financial Highlights
Fidelity® Michigan Municipal Income Fund

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$12.64	$12.77	$12.47	$11.97	$12.22
Income from Investment Operations
Net investment income (loss) A,B	.261	.265	.283	.309	.319
Net realized and unrealized gain (loss)	(1.418)	(.070)	.347	.541	(.216)
Total from investment operations	(1.157)	.195	.630	.850	.103
Distributions from net investment income	(.260)	(.265)	(.284)	(.310)	(.318)
Distributions from net realized gain	(.013)	(.060)	(.046)	(.040)	(.035)
Total distributions	(.273)	(.325)	(.330)	(.350)	(.353)
Net asset value, end of period	$11.21	$12.64	$12.77	$12.47	$11.97
Total Return C	(9.18)%	1.54%	5.11%	7.16%	.90%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.49%	.48%	.48%	.48%	.49%
Expenses net of fee waivers, if any	.49%	.48%	.48%	.48%	.48%
Expenses net of all reductions	.49%	.48%	.48%	.48%	.48%
Net investment income (loss)	2.25%	2.08%	2.25%	2.50%	2.67%
Supplemental Data
Net assets, end of period (000 omitted)	$496,826	$731,602	$716,407	$673,051	$597,684
Portfolio turnover rate F	8%	13%	13%	14%	22%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Michigan Municipal Money Market Fund
Investment Summary/Performance December 31, 2022 (Unaudited)
Current 7-Day Yields

Fidelity® Michigan Municipal Money Market Fund	3.18%

Yield refers to the income paid by the Fund over a given period. Yield for money market funds is usually for seven-day periods, as it is here, though it is expressed as an annual percentage rate. Past performance is no guarantee of future results. Yield will vary and it's possible to lose money investing in the Fund. A portion of the Fund's expenses was reimbursed and/or waived. Absent such reimbursements and/or waivers the yield for the period ending December 31, 2022, the most recent period shown in the table, would have been 3.16% for Fidelity® Michigan Municipal Money Market Fund.

Effective Maturity Diversification (% of Fund's Investments)
Days
1 - 7	98.8
31 - 60	1.2
Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940.
Asset Allocation (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity® Michigan Municipal Money Market Fund
Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Variable Rate Demand Note - 42.9%
	Principal Amount (a)	Value ($)
Alabama - 0.8%
Decatur Indl. Dev. Board Exempt Facilities Rev. (Nucor Steel Decatur LLC Proj.) Series 2003 A, 4.15% 1/6/23, VRDN (b)(c)	1,100,000	1,100,000
West Jefferson Indl. Dev. Series 2008, 3.78% 1/6/23, VRDN (b)	200,000	200,000
TOTAL ALABAMA		1,300,000
Arizona - 0.2%
Maricopa County Poll. Cont. Rev. Series 2009 C, 4% 1/6/23, VRDN (b)	400,000	400,000
Kansas - 0.3%
Burlington Envir. Impt. Rev. (Kansas City Pwr. and Lt. Co. Proj.):
Series 2007 A, 3.68% 1/6/23, VRDN (b)	400,000	400,000
Series 2007 B, 3.68% 1/6/23, VRDN (b)	100,000	100,000
TOTAL KANSAS		500,000
Michigan - 40.7%
Central Michigan Univ. Rev. Series 2008 A, 3.66% 1/6/23, LOC TD Banknorth, NA, VRDN (b)	2,145,000	2,145,000
Grand Valley Michigan State Univ. Rev. Series 2008 B, 3.66% 1/6/23, LOC TD Banknorth, NA, VRDN (b)	1,945,000	1,945,000
Kent Hosp. Fin. Auth. Hosp. Facilities Rev. (Spectrum Health Sys. Proj.) Series 2008 B3, 3.65% 1/6/23 (Liquidity Facility Wells Fargo Bank NA), VRDN (b)	400,000	400,000
Lakeview School District Calhoun County Series B, 3.66% 1/6/23 (Michigan Gen. Oblig. Guaranteed), LOC TD Banknorth, NA, VRDN (b)	1,355,000	1,355,000
Michigan Fin. Auth. Rev. (Hosp. Proj.) Series 2016 E2, 3.76% 1/6/23, VRDN (b)	300,000	300,000
Michigan Hsg. Dev. Auth. Rental Hsg. Rev.:
Series 2002 A, 3.8% 1/6/23, LOC Bank of America NA, VRDN (b)(c)	4,300,000	4,300,000
Series 2008 A, 3.68% 1/6/23, LOC Barclays Bank PLC, VRDN (b)(c)	2,895,000	2,895,000
Series 2018 C, 3.75% 1/6/23, LOC Bank of America NA, VRDN (b)(c)	9,325,000	9,325,000
Michigan State Univ. Revs. Series 2000 A:
3.68% 1/6/23 (Liquidity Facility Northern Trust Co.), VRDN (b)	3,105,000	3,105,000
3.68% 1/6/23 (Liquidity Facility PNC Bank NA), VRDN (b)	3,725,000	3,725,000
Michigan Strategic Fund Ltd. Oblig. Rev.:
(Henry Ford Museum & Greenfield Village Proj.) Series 2002, 3.75% 1/3/23, LOC Comerica Bank, VRDN (b)	1,450,000	1,450,000
(The Kroger Co. Recovery Zone Facilities Bond Proj.) Series 2010, 3.7% 1/6/23, LOC Bank of Nova Scotia, VRDN (b)	10,660,000	10,660,000
Univ. of Michigan Rev. Series 2012 A, 3.55% 1/6/23, VRDN (b)	6,000,000	6,000,000
FHLMC Livonia Econ. Dev. Corp. (Madonna Univ. Proj.) Series 2009, 3.7% 1/6/23, LOC Fed. Home Ln. Bank Chicago, VRDN (b)	17,465,000	17,465,000
TOTAL MICHIGAN		65,070,000
Nebraska - 0.9%
Stanton County Indl. Dev. Rev.:
(Nucor Corp. Proj.) Series 1996, 4.15% 1/6/23, VRDN (b)(c)	500,000	500,000
Series 1998, 4.15% 1/6/23, VRDN (b)(c)	1,000,000	1,000,000
TOTAL NEBRASKA		1,500,000
TOTAL VARIABLE RATE DEMAND NOTE (Cost $68,770,000)		68,770,000

Tender Option Bond - 21.4%
	Principal Amount (a)	Value ($)
Colorado - 0.5%
Colorado Health Facilities Auth. Rev. Bonds Participating VRDN Series 2022 004, 3.81% 2/10/23 (Liquidity Facility Barclays Bank PLC) (b)(d)(e)	800,000	800,000
Connecticut - 0.2%
Connecticut Gen. Oblig. Participating VRDN Series Floaters 016, 3.81% 2/10/23 (Liquidity Facility Barclays Bank PLC) (b)(d)(e)	400,000	400,000
Florida - 0.3%
Miami-Dade County Aviation Rev. Participating VRDN Series 2022 025, 3.84% 2/10/23 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)(e)	100,000	100,000
Miami-Dade County Wtr. & Swr. Rev. Participating VRDN Series 2021 XF 11 01, 3.72% 1/6/23 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(d)(e)	400,000	400,000
TOTAL FLORIDA		500,000
Maryland - 0.3%
Univ. of Maryland Med. Sys., Participating VRDN Series 2022 031, 3.81% 2/10/23 (Liquidity Facility Barclays Bank PLC) (b)(d)(e)	500,000	500,000
Michigan - 19.8%
Detroit Downtown Dev. Auth. Tax Participating VRDN Series Floaters XX 11 01, 3.7% 1/6/23 (Liquidity Facility Barclays Bank PLC) (b)(d)(e)	8,000,000	8,000,000
Eastern Michigan Univ. Revs. Participating VRDN Series Floater 046, 3.86% 1/6/23 (Liquidity Facility Barclays Bank PLC) (b)(d)(e)	1,600,000	1,600,000
Grand Rapids San. Swr. Sys. Rev. Participating VRDN Series Floaters XF 26 12, 3.58% 1/6/23 (Liquidity Facility Citibank NA) (b)(d)(e)	4,000,000	4,000,000
Mclaren Health Care Corp. Participating VRDN Series XL 02 71, 3.76% 1/6/23 (Liquidity Facility Bank of America NA) (b)(d)(e)	1,740,000	1,740,000
Michigan Bldg. Auth. Rev. Participating VRDN:
Series 2021 XF 11 15, 3.72% 1/6/23 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(d)(e)	2,285,000	2,285,000
Series Floaters XF 26 09, 3.69% 1/6/23 (Liquidity Facility Citibank NA) (b)(d)(e)	800,000	800,000
Series Floaters XM 04 65, 3.69% 1/6/23 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(d)(e)	700,000	700,000
Series Floaters XM 07 43, 3.37% 1/6/23 (Liquidity Facility Wells Fargo Bank NA) (b)(d)(e)	500,000	500,000
Michigan Fin. Auth. Rev. Participating VRDN Series XM 04 72, 3.69% 1/6/23 (Liquidity Facility Citibank NA) (b)(d)(e)	1,450,000	1,450,000
Michigan Hosp. Fin. Auth. Rev. Participating VRDN Series 2022 ZF 14 01, 3.69% 1/6/23 (Liquidity Facility JPMorgan Chase Bank) (b)(d)(e)	1,250,000	1,250,000
Michigan Hsg. Dev. Auth. Single Family Mtg. Rev. Participating VRDN Series YZ 11 94, 3.69% 1/6/23 (Liquidity Facility Barclays Bank PLC) (b)(d)(e)	1,400,000	1,400,000
Trenton Pub. Schools School District Participating VRDN Series Floaters CTFS G 102, 3.69% 1/6/23 (Liquidity Facility Royal Bank of Canada) (b)(d)(e)	3,100,000	3,100,000
Univ. of Michigan Rev. Participating VRDN:
Series 15 XF2199, 3.69% 1/6/23 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(d)(e)	1,900,500	1,900,500
Series 15 XF2205, 3.32% 1/6/23 (Liquidity Facility Toronto-Dominion Bank) (b)(d)(e)	2,400,000	2,400,000
Series Floaters XF 25 48, 3.57% 1/6/23 (Liquidity Facility Toronto-Dominion Bank) (b)(d)(e)	500,000	500,000
TOTAL MICHIGAN		31,625,500
Missouri - 0.2%
Kansas City Indl. Dev. Auth. Participating VRDN Series XG 03 96, 3.85% 1/6/23 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)(d)(e)	300,000	300,000
New York - 0.1%
New York City Gen. Oblig. Participating VRDN Series 2020 003, 3.81% 2/10/23 (Liquidity Facility Wells Fargo Bank NA) (b)(d)(e)	100,000	100,000
TOTAL TENDER OPTION BOND (Cost $34,225,500)		34,225,500

Investment Company - 35.7%
	Shares	Value ($)
Fidelity Municipal Cash Central Fund 3.72% (f)(g) (Cost $57,148,727)	57,137,992	57,148,727

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $160,144,227)	160,144,227
NET OTHER ASSETS (LIABILITIES) - 0.0%	(74,138)
NET ASSETS - 100.0%	160,070,089

Security Type Abbreviations
VRDN	-	VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)	Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(d)	Provides evidence of ownership in one or more underlying municipal bonds.
(e)	Coupon rates are determined by re-marketing agents based on current market conditions.
(f)	Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Municipal Cash Central Fund 3.72%	21,013,810	108,406,999	72,273,000	310,218	918	-	57,148,727	2.3%
Total	21,013,810	108,406,999	72,273,000	310,218	918	-	57,148,727

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in these securities. For more information on valuation inputs, refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Fidelity® Michigan Municipal Money Market Fund
Financial Statements
Statement of Assets and Liabilities
		December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $102,995,500)	$102,995,500
Fidelity Central Funds (cost $57,148,727)	57,148,727

Total Investment in Securities (cost $160,144,227)		$160,144,227
Interest receivable		444,732
Distributions receivable from Fidelity Central Funds		134,304
Prepaid expenses		75
Receivable from investment adviser for expense reductions		5,306
Total assets		160,728,644
Liabilities
Payable to custodian bank	388,660
Payable for fund shares redeemed	103,032
Distributions payable	37,956
Accrued management fee	46,823
Other affiliated payables	23,196
Other payables and accrued expenses	58,888
Total Liabilities		658,555
Net Assets		$160,070,089
Net Assets consist of:
Paid in capital		$160,084,130
Total accumulated earnings (loss)		(14,041)
Net Assets		$160,070,089
Net Asset Value , offering price and redemption price per share ($160,070,089 ÷ 159,907,745 shares)		$1.00

Statement of Operations
		Year ended December 31, 2022
Investment Income
Interest		$1,830,550
Income from Fidelity Central Funds		309,871
Total Income		2,140,421
Expenses
Management fee	$637,868
Transfer agent fees	288,329
Accounting fees and expenses	28,604
Custodian fees and expenses	2,315
Independent trustees' fees and expenses	599
Registration fees	18,050
Audit	40,131
Legal	10,667
Miscellaneous	27,152
Total expenses before reductions	1,053,715
Expense reductions	(192,036)
Total expenses after reductions		861,679
Net Investment income (loss)		1,278,742
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(13,562)
Fidelity Central Funds	918
Capital gain distributions from Fidelity Central Funds	347
Total net realized gain (loss)		(12,297)
Net increase in net assets resulting from operations		$1,266,445
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,278,742	$21,052
Net realized gain (loss)	(12,297)	23,323
Net increase in net assets resulting from operations	1,266,445	44,375
Distributions to shareholders	(1,402,551)	(105,307)
Share transactions
Proceeds from sales of shares	12,675,176	25,122,420
Reinvestment of distributions	1,248,480	99,870
Cost of shares redeemed	(55,069,884)	(38,896,191)
Net increase (decrease) in net assets and shares resulting from share transactions	(41,146,228)	(13,673,901)
Total increase (decrease) in net assets	(41,282,334)	(13,734,833)

Net Assets
Beginning of period	201,352,423	215,087,256
End of period	$160,070,089	$201,352,423

Other Information
Shares
Sold	12,675,177	25,122,420
Issued in reinvestment of distributions	1,248,480	99,870
Redeemed	(55,069,885)	(38,896,191)
Net increase (decrease)	(41,146,228)	(13,673,901)

Financial Highlights
Fidelity® Michigan Municipal Money Market Fund

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss) A	.008	- B	.003	.010	.009
Net realized and unrealized gain (loss)	- B	- B	- B	- B	.001
Total from investment operations	.008	- B	.003	.010	.010
Distributions from net investment income	(.008)	- B	(.003)	(.010)	(.009)
Distributions from net realized gain	(.001)	- B	- B	- B	(.001)
Total distributions	(.008) C	- B	(.003)	(.010)	(.010)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return D	.83%	.05%	.34%	.98%	1.01%
Ratios to Average Net Assets A,E,F
Expenses before reductions	.57%	.55%	.55%	.55%	.55%
Expenses net of fee waivers, if any	.47%	.09%	.32%	.55%	.55%
Expenses net of all reductions	.47%	.09%	.32%	.55%	.55%
Net investment income (loss)	.70%	.01%	.34%	.98%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$160,070	$201,352	$215,087	$253,138	$310,652

A Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

B Amount represents less than $.0005 per share.

C Total distributions per share do not sum due to rounding.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

Notes to Financial Statements
For the period ended December 31, 2022

1. Organization.
Fidelity Michigan Municipal Income Fund (the Income Fund) is a fund of Fidelity Municipal Trust. Fidelity Michigan Municipal Money Market Fund (the Money Market Fund) is a fund of Fidelity Municipal Trust II. Each Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Municipal Trust and Fidelity Municipal Trust II (the Trusts) are organized as a Massachusetts business trust and a Delaware statutory trust, respectively. The Income Fund is a non-diversified fund. Each Fund is authorized to issue an unlimited number of shares.   Shares of the Money Market Fund are only available for purchase by retail shareholders. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. Each Fund may be affected by economic and political developments in the state of Michigan.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Income Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Income Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Income Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Income Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

For the Income Fund, debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Municipal securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

For the Money Market Fund, as permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

For the Income Fund, changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2022 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day for the Income Fund and trades executed through the end of the current business day for the Money Market Fund. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2022, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, market discount and capital loss carryforwards.

The Funds purchase municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Michigan Municipal Income Fund	$529,193,793	$1,228,432	$(36,830,290)	$(35,601,858)
Fidelity Michigan Municipal Money Market Fund	160,144,227	-	-	-

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Michigan Municipal Income Fund	$(3,890,904)	$(35,601,858)
Fidelity Michigan Municipal Money Market Fund	(12,297)	-

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term	Long-term	Total capital loss carryforward
Fidelity Michigan Municipal Income Fund	$(645,766)	$(3,245,138)	$(3,890,904)
Fidelity Michigan Municipal Money Market Fund	(12,297)	-	(12,297)

The tax character of distributions paid was as follows:

December 31, 2022
	Tax-Exempt Income	Ordinary Income	Long-term Capital Gains	Total
Fidelity Michigan Municipal Income Fund	$13,373,131	$-	$739,699	$14,112,830
Fidelity Michigan Municipal Money Market Fund	1,278,768	123,783	-	1,402,551

December 31, 2021
	Tax-Exempt Income	Long-term Capital Gains	Total
Fidelity Michigan Municipal Income Fund	$15,137,601	$3,461,919	$18,599,520
Fidelity Michigan Municipal Money Market Fund	20,999	84,308	105,307
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Michigan Municipal Income Fund	43,409,588	196,999,386

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Fidelity Michigan Municipal Income Fund	.25%	.10%	.35%
Fidelity Michigan Municipal Money Market Fund	.25%	.10%	.35%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Funds. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Michigan Municipal Income Fund	.10%
Fidelity Michigan Municipal Money Market Fund	.16%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Michigan Municipal Income Fund	.02
Fidelity Michigan Municipal Money Market Fund	.02

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. For the Income Fund, any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Michigan Municipal Income Fund	-	17,650,000	-
Fidelity Michigan Municipal Money Market Fund	3,420,000	19,555,000	-

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Michigan Municipal Income Fund	$1,100

7. Expense Reductions.
The investment adviser voluntarily agreed to reimburse expenses of Michigan Municipal Money Market Fund to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

Michigan Municipal Money Market Fund was in reimbursement during the period:

	Expense Limitations	Reimbursement
Fidelity Michigan Municipal Money Market Fund	.55%	$18,586
Additionally, the investment adviser or its affiliates voluntarily agreed to waive certain fees for the Money Market Fund in order to avoid a negative yield. Such arrangements may be discontinued by the investment adviser at any time. For the period, the amount of the waiver was $170,048.

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Fidelity Michigan Municipal Income Fund	$7,412
Fidelity Michigan Municipal Money Market Fund	73

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses as follows:

Amount
Fidelity Michigan Municipal Income Fund	$11,074
Fidelity Michigan Municipal Money Market Fund	3,329
8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

In July 2022, the Board of Trustees approved a Plan of Liquidation and Dissolution for Fidelity Michigan Municipal Money Market Fund. The Fund distributed all of its net assets to its shareholders on January 13, 2023. The Fund was closed to new accounts on December 1, 2022.
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Municipal Trust and Fidelity Municipal Trust II and Shareholders of Fidelity Michigan Municipal Income Fund and Fidelity Michigan Municipal Money Market Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Michigan Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust) and Fidelity Michigan Municipal Money Market Fund (one of the funds constituting Fidelity Municipal Trust II) (hereafter collectively referred to as the "Funds") as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022 and each of the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 10, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Each of the Trustees oversees 295 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function.   Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity ® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity ® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity ® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Laura M. Bishop (1961)
Year of Election or Appointment: 2022
Member of the Advisory Board
Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).
Robert W. Helm (1957)
Year of Election or Appointment: 2021
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jamie Pagliocco (1964)
Year of Election or Appointment: 2020
Vice President
Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer - Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period- C July 1, 2022 to December 31, 2022

Fidelity® Michigan Municipal Income Fund	.48%
Actual		$ 1,000	$ 999.40	$ 2.42
Hypothetical- B		$ 1,000	$ 1,022.79	$ 2.45

Fidelity® Michigan Municipal Money Market Fund	.58%
Actual		$ 1,000	$ 1,007.90	$ 2.94
Hypothetical- B		$ 1,000	$ 1,022.28	$ 2.96

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

During fiscal year ended 2022, 100% of each fund's income dividends were free from federal income tax, and 9.80% and 18.30% of Fidelity Michigan Municipal Income Fund and Fidelity Michigan Municipal Money Market Fund's income dividends, respectively, were subject to the federal alternative minimum tax.

The funds will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Michigan Municipal Income Fund / Fidelity Michigan Municipal Money Market Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of each fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2022 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness relative to peer funds of each fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds throughout the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services . The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services . The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Center

Investment in a Large Fund Family . The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds, ETFs, and share classes with innovative structures, strategies and pricing and making other enhancements to meet investor needs; (iv) broadening eligibility requirements for certain funds and share classes; (v) reducing management fees and total expenses for certain funds and classes; (vi) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (vii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (ix) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance (for Fidelity Michigan Municipal Income Fund) . The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also receives and considers information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Investment Performance (for Fidelity Michigan Municipal Money Market Fund) . The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate peer group of funds with similar objectives (peer group). The Board also receives and considers information about performance attribution.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to the gross performance of appropriate peer groups, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the fund's market value NAV over time and its resilience under various stressed conditions; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods.

The Board recognizes that in interest rate environments where many competitors waive fees to maintain a minimum yield, relative money market fund performance on a net basis (after fees and expenses) may not be particularly meaningful due to miniscule performance differences among competitor funds. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio . The Board considered each fund's management fee and total expense ratio compared to selected groups of competitive funds and classes (referred to as "mapped groups" below) for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. Combining funds with similar investment objective categories aids the Board's comparisons of management fees and total expense ratios by broadening the competitive group used for such comparisons.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. For each fund, the Total mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Fidelity Michigan Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2021.

Fidelity Michigan Municipal Money Market Fund

The Board noted that the fund's management fee rate ranked above the median of its Total Mapped Group and above the median of its ASPG for 2021. The Board also noted that the management fee rate was seven BP above the Total Mapped Group median and nine BP above the ASPG median. The Board noted that because there is a relatively small number of state-specific funds in the Lipper objective, Fidelity combines Lipper's separate categories for state-specific funds with all state and national municipal money market funds to create a single mapped group. The Board considered that Fidelity believes the fee charged for the fund is reasonable for overall value of the services provided and also considered that in July 2022 the Board approved and recommended to shareholders for their approval the reorganization of the fund into Fidelity Municipal Money Market Fund. The Board further noted that the proposed reorganization was expected to result in a reduction in the fund's total expense ratio.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio . In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of each fund relative to a subset of non-Fidelity funds within the similar sales load structure group that are similar in size and management fee structure. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that Fidelity Michigan Municipal Income Fund's total net expense ratio ranked below the similar sales load structure group competitive median for 2021 and below the ASPG competitive median for 2021.

The Board noted that Fidelity Michigan Municipal Money Market Fund's total net expense ratio ranked below the similar sales load structure group competitive median for 2021 and below the ASPG competitive median for 2021. The Board considered that Fidelity has been voluntarily waiving part or all of the management fees to maintain a minimum yield for Fidelity Michigan Municipal Money Market Fund.

Fees Charged to Other Fidelity Clients . The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability . The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale . The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board . In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that each fund's Advisory Contracts should be renewed.

1.540080.125
MIR-ANN-0323
Fidelity® Ohio Municipal Income Fund
Fidelity® Ohio Municipal Money Market Fund

Annual Report
December 31, 2022

Contents

Fidelity® Ohio Municipal Income Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Ohio Municipal Money Market Fund
Investment Summary/Performance
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.

Fidelity® Ohio Municipal Income Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® Ohio Municipal Income Fund	-8.60%	0.79%	2.09%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Ohio Municipal Income Fund on December 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Municipal Bond Index performed over the same period.

14,000
13,500
13,000
12,500
12,000
11,500
11,000
10,500
10,000
$9,400
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Period Ending Values
$12,297 Fidelity® Ohio Municipal Income Fund
$12,348 Bloomberg Municipal Bond Index

Fidelity® Ohio Municipal Income Fund
Management's Discussion of Fund Performance
Market Recap:
Tax-exempt municipal bonds notably declined in 2022, as a multitude of crosscurrents challenged the global economy and financial markets. The Bloomberg Municipal Bond Index returned -8.53% for the year, its third-worst annual return on record. In late 2021, the Federal Reserve began its pivot to a tighter monetary policy, tapering the large-scale asset purchases it restarted in 2020 amid the COVID-19 pandemic. In early 2022, the Fed, faced with persistent inflationary pressure, implemented an aggressive series of rate hikes, raising its benchmark interest rate seven times, by a total of 4.25 percentage points, between March and December. This helped push municipal bond yields to their highest level in more than a decade. Muni bond prices, which move inversely to yields, fell sharply. Credit spreads significantly widened, as investors demanded more yield for lower-quality munis as recession risk increased. In November and December, the tax-exempt market staged a rally when comments by Fed Chair Jerome Powell pointed to a slowdown in the pace of rate hikes and inflation data moderated. Favorable supply and demand dynamics also helped amid muted muni bond issuance and increased pockets of demand. Muni tax-backed credit fundamentals remained solid throughout the year and, for the most part, the risk of credit-rating downgrades appeared low. Shorter-duration (lower sensitivity to changes in interest rates) and higher-credit-quality munis performed best for the year.
Comments from Co-Portfolio Managers Cormac Cullen, Michael Maka and Elizah McLaughlin:
For the fiscal year ending December 31, 2022, the fund returned -8.60%, roughly in line, net of fees, with the -8.56% result of the state-specific Bloomberg Ohio Enhanced Municipal Linked Index, as well as the -8.53% return of the benchmark, the broad-based Bloomberg Municipal Bond Index. The past 12 months, we continued to focus on longer-term objectives and sought to generate attractive tax-exempt income and a competitive risk-adjusted return. Versus the state-specific index, duration (interest rate) positioning contributed to performance. The fund had less sensitivity to interest rates, as measured by its shorter duration, than the index and therefore was hurt less as interest rates rose. A higher-than-average yield on the fund's underlying holdings provided another boost to the relative result. The fund's underweight in bonds backed by Promedica Healthcare, a struggling not-for-profit healthcare system that lagged the state index, also contributed. In contrast, the fund's overall overweight exposure to the health care sector detracted from relative performance, as many of the fund's holdings in the sector were lower-quality investment-grade bonds that produced subpar results in an environment that favored higher-quality issues.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Ohio Municipal Income Fund
Investment Summary December 31, 2022 (Unaudited)
Revenue Sources (% of Fund's net assets)
Health Care	40.5%
Education	16.3%
General Obligations	11.9%
Special Tax	10.5%
Transportation	5.2%
Others* (Individually Less Than 5%)	15.6%
100.0%

*Includes net other assets

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Fidelity® Ohio Municipal Income Fund
Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Municipal Bonds - 89.1%
	Principal Amount (a)	Value ($)
Guam - 0.2%
Guam Int'l. Arpt. Auth. Rev. Series 2013 C:
6.25% 10/1/34 (b)	545,000	556,509
6.25% 10/1/34 (Pre-Refunded to 10/1/23 @ 100) (b)	355,000	362,497
6.375% 10/1/43 (b)	355,000	362,818
TOTAL GUAM		1,281,824
Ohio - 87.8%
Akron Bath Copley Hosp. District Rev.:
(Summa Health Sys.) Series 2016, 5% 11/15/25	1,000,000	1,041,076
Series 2016:
5% 11/15/26	535,000	564,036
5.25% 11/15/32	1,000,000	1,049,317
5.25% 11/15/34	1,500,000	1,557,011
5.25% 11/15/41	10,545,000	10,713,004
5.25% 11/15/46	2,650,000	2,677,502
Akron Income Tax Rev. Series 2022:
4% 12/1/24	1,075,000	1,100,010
4% 12/1/25	1,400,000	1,450,382
4% 12/1/26	1,120,000	1,173,376
4% 12/1/27	1,180,000	1,246,652
4% 12/1/28	1,380,000	1,468,176
4% 12/1/29	1,500,000	1,605,840
4% 12/1/30	1,210,000	1,285,383
4% 12/1/31	1,105,000	1,165,986
4% 12/1/32	1,285,000	1,351,746
4% 12/1/33	1,300,000	1,359,455
Allen County Hosp. Facilities Rev.:
(Mercy Health) Series 2017 A:
4% 8/1/36	5,000,000	5,004,044
5% 8/1/42	4,175,000	4,362,800
Series 2020 A:
4% 12/1/40	11,880,000	11,126,599
5% 12/1/35	750,000	816,750
Bowling Green Univ. Gen. Receipts Series 2016 A, 5% 6/1/42	1,000,000	1,041,216
Buckeye Tobacco Settlement Fing. Auth.:
Series 2020 A2:
3% 6/1/48	1,500,000	1,055,788
4% 6/1/37	2,000,000	1,899,287
4% 6/1/38	1,000,000	941,014
4% 6/1/39	1,000,000	931,314
4% 6/1/48	5,750,000	4,920,310
5% 6/1/27	1,000,000	1,048,279
5% 6/1/35	2,000,000	2,090,521
5% 6/1/36	2,000,000	2,079,244
Series 2020 B2, 5% 6/1/55	1,500,000	1,302,001
Butler County Hosp. Facilities Rev. Series 2016 X, 5% 5/15/32	3,950,000	4,565,106
Chillicothe Hosp. Facilities Rev. (Adena Health Sys. Oblig. Group Proj.) Series 2017, 5% 12/1/47	8,535,000	8,223,707
Cleveland Arpt. Sys. Rev.:
Series 2018 A:
5% 1/1/43 (Assured Guaranty Muni. Corp. Insured) (b)	1,750,000	1,788,054
5% 1/1/48 (Assured Guaranty Muni. Corp. Insured) (b)	3,000,000	3,044,222
Series 2019 B:
5% 1/1/24 (b)	1,200,000	1,220,456
5% 1/1/25 (b)	1,125,000	1,156,687
5% 1/1/26 (b)	710,000	739,585
5% 1/1/27 (b)	700,000	736,772
Cleveland Gen. Oblig. Series 2012, 5% 12/1/25	25,000	25,035
Cleveland Income Tax Rev. Series 2018 A:
5% 10/1/29	600,000	664,780
5% 10/1/30	420,000	465,214
5% 10/1/31	650,000	717,271
5% 10/1/33	600,000	659,390
5% 10/1/36	700,000	757,021
5% 10/1/39	2,040,000	2,185,673
5% 10/1/43	5,000,000	5,319,604
Cleveland Ohio Wtr. Poll. Ctl. Rev. Series 2016, 5% 11/15/36	450,000	463,527
Cleveland Pub. Library Facilities Series 2019 A:
4% 12/1/33	425,000	447,892
4% 12/1/34	370,000	386,693
4% 12/1/35	620,000	644,997
4% 12/1/36	1,400,000	1,439,367
4% 12/1/37	1,115,000	1,135,198
4% 12/1/38	650,000	652,683
Cleveland Pub. Pwr. Sys. Rev.:
Series 2018:
5% 11/15/24 (Assured Guaranty Muni. Corp. Insured)	475,000	493,100
5% 11/15/25 (Assured Guaranty Muni. Corp. Insured)	200,000	212,027
5% 11/15/26 (Assured Guaranty Muni. Corp. Insured)	265,000	286,148
5% 11/15/27 (Assured Guaranty Muni. Corp. Insured)	220,000	241,735
5% 11/15/28 (Assured Guaranty Muni. Corp. Insured)	150,000	166,203
5% 11/15/29 (Assured Guaranty Muni. Corp. Insured)	210,000	232,603
5% 11/15/30 (Assured Guaranty Muni. Corp. Insured)	530,000	585,495
5% 11/15/32 (Assured Guaranty Muni. Corp. Insured)	365,000	399,915
5% 11/15/34 (Assured Guaranty Muni. Corp. Insured)	785,000	851,561
5% 11/15/36 (Assured Guaranty Muni. Corp. Insured)	1,000,000	1,075,096
5% 11/15/38 (Assured Guaranty Muni. Corp. Insured)	830,000	887,062
Series 2020 A:
4% 11/15/35 (Assured Guaranty Muni. Corp. Insured)	1,000,000	1,016,133
4% 11/15/36 (Assured Guaranty Muni. Corp. Insured)	1,000,000	1,005,565
4% 11/15/37 (Assured Guaranty Muni. Corp. Insured)	1,000,000	997,313
Cleveland Wtr. Rev.:
Series 2015 Y, 4% 1/1/28	650,000	658,770
Series 2020:
5% 1/1/30	2,000,000	2,288,027
5% 1/1/31	2,250,000	2,573,173
5% 1/1/32	1,000,000	1,137,539
Cleveland-Cuyahoga County Port Auth. Dev. Lease Rev. (Administrative Headquarters Proj.) Series 2013, 5% 7/1/37	3,000,000	3,427,869
Cleveland-Cuyahoga County Port Auth. Rev. (Euclid Avenue Dev. Corp. Proj.) Series 2022 A:
5% 8/1/34	1,865,000	2,021,508
5% 8/1/35	1,910,000	2,046,148
5% 8/1/36	2,065,000	2,197,142
5% 8/1/37	2,170,000	2,293,123
County of Cuyahoga (Ballpark Impt. Proj.) Series 2022 A:
4% 1/1/36	3,855,000	3,964,432
4% 1/1/37	3,755,000	3,839,789
Cuyahoga County Econ. Dev. Rev.:
(The Cleveland Orchestra Proj.) Series 2019:
5% 1/1/29	325,000	355,444
5% 1/1/30	250,000	275,053
5% 1/1/31	525,000	577,431
5% 1/1/32	500,000	548,729
5% 1/1/33	400,000	438,043
5% 1/1/34	300,000	328,469
5% 1/1/35	500,000	543,886
5% 1/1/36	440,000	475,688
5% 1/1/37	400,000	429,732
5% 1/1/39	1,400,000	1,495,340
5% 1/1/40	1,620,000	1,726,528
Series 2020 D, 5% 12/1/27	2,500,000	2,755,109
Cuyahoga County Hosp. Rev. Series 2017:
5% 2/15/26	1,750,000	1,835,656
5% 2/15/27	1,700,000	1,793,724
5% 2/15/28	2,385,000	2,501,942
5% 2/15/30	3,000,000	3,136,424
5% 2/15/31	1,500,000	1,565,893
5% 2/15/32	1,450,000	1,510,380
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013, 5.25% 6/15/43	5,000,000	4,872,662
Franklin County Convention Facilities Auth. (Greater Columbus Convention Ctr. Hotel Expansion Proj.) Series 2019:
5% 12/1/44	2,500,000	2,471,232
5% 12/1/51	6,000,000	5,771,417
Franklin County Convention Facilities Auth. Tax & Lease Rev. Series 2014:
5% 12/1/25	1,250,000	1,298,675
5% 12/1/26	3,045,000	3,158,397
Franklin County Hosp. Facilities Rev.:
(Ohiohealth Corp. Proj.) Series 2015, 5% 5/15/40	3,600,000	3,648,155
Bonds (U.S. Health Corp. of Columbus Proj.) Series 2011 B, 5%, tender 5/15/23 (c)	2,465,000	2,479,741
Series 2016 C:
4% 11/1/40	3,000,000	2,930,398
5% 11/1/34	2,155,000	2,306,075
Franklin County Ohio Sales Tax R Series 2018, 5% 6/1/48	5,920,000	6,296,204
Hamilton County Convention Facilities Auth. Rev. Series 2014, 5% 12/1/27	3,825,000	3,848,743
Hamilton County Healthcare Rev. (Life Enriching Cmntys. Proj.) Series 2016:
5% 1/1/31	1,350,000	1,339,477
5% 1/1/36	3,450,000	3,341,087
Hamilton County Hosp. Facilities Rev. Series 2014, 5% 2/1/44	775,000	768,255
Kent State Univ. Revs.:
Series 2016, 5% 5/1/30	1,125,000	1,195,574
Series 2020 A:
5% 5/1/45	1,250,000	1,335,225
5% 5/1/50	1,700,000	1,804,607
Lake County Hosp. Facilities Rev. Series 2015, 5% 8/15/27 (Pre-Refunded to 8/15/25 @ 100)	770,000	810,987
Lancaster Port Auth. Gas Rev.:
Bonds Series 2019, 5%, tender 2/1/25 (c)	6,235,000	6,340,782
Series 2019, 5% 8/1/24	655,000	665,462
Miami County Hosp. Facilities Rev. (Kettering Health Network Obligated Group Proj.) Series 2019:
5% 8/1/45	5,500,000	5,628,815
5% 8/1/49	1,750,000	1,779,997
Miami Univ. Series 2022 A:
5% 9/1/25	780,000	823,139
5% 9/1/26	820,000	882,164
5% 9/1/27	575,000	629,592
5% 9/1/28	520,000	577,599
5% 9/1/29	545,000	613,082
5% 9/1/30	500,000	570,613
5% 9/1/31	700,000	808,590
5% 9/1/32	735,000	842,446
5% 9/1/33	780,000	889,670
5% 9/1/34	1,000,000	1,130,397
Miamisburg City School District Series 2016:
5% 12/1/28 (Pre-Refunded to 12/1/25 @ 100)	500,000	533,450
5% 12/1/29 (Pre-Refunded to 12/1/25 @ 100)	300,000	320,070
Middleburg Heights Hosp. Rev.:
Series 2020 A, 4% 8/1/47	3,000,000	2,634,055
Series 2021 A, 4% 8/1/41	3,000,000	2,782,634
Milford Exempt Village School District Series 2015, 3.5% 12/1/31	500,000	504,210
Montgomery County Hosp. Rev.:
(Kettering Health Network Obligated Group Proj.) Series 2021:
3% 8/1/51	4,880,000	3,342,787
4% 8/1/37	1,125,000	1,112,552
4% 8/1/41	850,000	821,634
4% 8/1/51	2,000,000	1,775,380
5% 8/1/32	750,000	817,438
5% 8/1/36	1,225,000	1,301,687
5% 8/1/38	1,000,000	1,053,643
5% 8/1/39	1,100,000	1,150,036
Series 2021, 4% 8/1/46	1,230,000	1,132,823
Ohio Cap. Facilities Lease (Ohio Gen. Oblig. Proj.) Series 2017 A:
5% 10/1/32	1,625,000	1,775,773
5% 10/1/33	1,500,000	1,634,314
5% 10/1/35	1,450,000	1,569,157
5% 10/1/36	1,250,000	1,349,859
5% 10/1/37	1,430,000	1,541,626
Ohio Gen. Oblig. Series 2021 A:
5% 3/1/40	1,345,000	1,489,008
5% 3/1/41	2,000,000	2,203,313
Ohio Higher Edl. Facility Commission Rev.:
(Case Western Reserve Univ. Proj.) Series 2019 B:
5% 12/1/37	835,000	905,307
5% 12/1/38	1,100,000	1,188,593
5% 12/1/39	775,000	834,133
(Denison Univ. 2021 Proj.) Series 2021:
4% 11/1/39	400,000	392,473
4% 11/1/45	1,900,000	1,794,088
5% 11/1/30	300,000	340,921
5% 11/1/33	300,000	337,973
5% 11/1/35	300,000	334,077
5% 11/1/41	300,000	326,999
(Kenyon College 2015 Proj.) Series 2015, 5% 7/1/41	3,100,000	3,169,001
(Kenyon College 2020 Proj.) Series 2020:
5% 7/1/38	2,500,000	2,663,947
5% 7/1/39	2,640,000	2,801,354
(Kenyon College, Oh. Proj.) Series 2017:
4% 7/1/36	400,000	392,814
4% 7/1/37	450,000	436,905
5% 7/1/28	400,000	427,065
5% 7/1/29	735,000	784,553
5% 7/1/30	300,000	320,139
5% 7/1/31	400,000	426,466
5% 7/1/33	650,000	690,647
5% 7/1/35	1,550,000	1,633,790
5% 7/1/42	1,400,000	1,454,067
(Otterbein Univ. 2022 Proj.) Series 2022 A, 4% 12/1/46	1,250,000	1,059,724
(The College of Wooster 2018 Proj.) Series 2018:
5% 9/1/33	1,445,000	1,580,716
5% 9/1/45	4,255,000	4,453,127
(Univ. of Dayton 2018 Proj.) Series A, 5% 12/1/48	1,000,000	1,028,448
(Univ. of Dayton 2020 Proj.) Series 2020:
4% 2/1/36	900,000	903,038
5% 2/1/34	1,000,000	1,092,576
5% 2/1/35	800,000	867,978
(Univ. of Dayton Proj.) Series 2018 B:
4% 12/1/33	1,155,000	1,174,303
5% 12/1/29	1,310,000	1,416,532
5% 12/1/31	1,130,000	1,215,390
5% 12/1/35	1,000,000	1,061,693
5% 12/1/36	1,000,000	1,057,807
(Xavier Univ. Proj.) Series 2015 C, 5% 5/1/29	855,000	888,041
Bonds (Case Western Reserve Univ. Proj.) Series 2019 C, 1.625%, tender 12/1/26 (c)	5,000,000	4,692,482
Series 2019, 4% 10/1/49	3,270,000	2,866,725
Ohio Hosp. Facilities Rev.:
Series 2019 B, 4% 1/1/40	3,000,000	2,994,261
Series 2021 B:
5% 1/1/30	2,500,000	2,844,684
5% 1/1/31	2,180,000	2,518,013
5% 1/1/32	1,580,000	1,845,213
5% 1/1/33	2,410,000	2,806,552
5% 1/1/34	2,425,000	2,796,341
5% 1/1/35	230,000	262,942
5% 1/1/36	540,000	612,348
5% 1/1/37	250,000	279,709
5% 1/1/38	855,000	949,092
5% 1/1/39	925,000	1,018,044
Ohio Hosp. Rev.:
Series 2013 A, 5% 1/15/28	720,000	720,384
Series 2020 A, 4% 1/15/50	1,000,000	871,087
Series 2020:
3% 1/15/45	2,500,000	1,856,289
4% 11/15/37	1,025,000	952,840
4% 11/15/39	1,115,000	1,017,927
4% 11/15/40	1,110,000	1,003,535
4% 11/15/41	1,175,000	1,056,223
5% 11/15/33	1,270,000	1,351,921
5% 11/15/35	1,465,000	1,542,275
Series 2021 A, 3% 1/15/46	5,000,000	3,660,910
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev.:
(Mtg. Backed Securities Prog.):
Series 2017 B, 4.5% 3/1/47 (b)	355,000	356,278
Series 2019 B, 4.5% 3/1/50	4,600,000	4,662,866
(Mtg.-Backed Securities Prog.) Series 2022 A:
5% 3/1/30	400,000	446,405
5% 3/1/31	600,000	677,628
5% 9/1/31	640,000	726,199
Series 2021 C, 3.25% 3/1/51	7,850,000	7,664,590
Series 2022 B, 5% 3/1/52	3,000,000	3,126,575
Ohio Parks & Recreation Cap. Facilities (Parks and Recreation Impt. Fund Proj.) Series 2022 A:
5% 12/1/27	1,325,000	1,463,411
5% 12/1/28	1,325,000	1,489,168
5% 12/1/29	1,500,000	1,710,671
5% 12/1/30	1,600,000	1,850,712
5% 12/1/31	1,000,000	1,171,034
Ohio Spl. Oblig.:
(Administrative Bldg. Fund Projs.) Series 2020 B, 5% 4/1/39	1,865,000	2,036,743
(Ohio Gen. Oblig. Proj.) Series 2017 A:
5% 4/1/29	2,535,000	2,758,849
5% 4/1/30	2,250,000	2,441,172
5% 4/1/31	2,000,000	2,164,940
5% 4/1/32	1,115,000	1,204,179
5% 4/1/33	1,850,000	1,988,794
5% 4/1/34	1,000,000	1,072,145
Series 2020 A:
5% 2/1/29	2,875,000	3,235,167
5% 2/1/30	1,045,000	1,193,458
Series 2021 A:
5% 4/1/34	1,430,000	1,638,524
5% 4/1/35	1,660,000	1,887,062
5% 4/1/37	1,680,000	1,875,370
5% 4/1/38	1,000,000	1,108,120
5% 4/1/39	1,000,000	1,103,067
5% 4/1/40	1,110,000	1,218,617
5% 4/1/41	750,000	819,698
Ohio Tpk. Commission Tpk. Rev.:
(Infrastructure Proj.) Series 2005 A, 0% 2/15/43	10,000,000	3,952,953
(Infrastructure Projs.):
Series 2022 A, 5% 2/15/39	5,730,000	6,458,629
Series A3, 0% 2/15/37	400,000	161,039
Series A, 5% 2/15/46	7,500,000	8,068,924
Port Auth. Econ. Dev. Rev.:
(Univ. of Northwestern Ohio Proj.) Series 2021, 4% 12/1/35	1,300,000	1,209,155
Series 2021, 4% 12/1/31	710,000	697,160
Ross County Hosp. Facilities Rev. (Adena Health Sys. Obligated Group Proj.) Series 2019, 5% 12/1/49	2,000,000	1,915,314
Scioto County Hosp. Facilities Rev. Series 2016:
5% 2/15/28	5,030,000	5,248,614
5% 2/15/30	3,860,000	3,989,557
5% 2/15/32	2,550,000	2,616,818
5% 2/15/33	2,460,000	2,514,320
5% 2/15/34	4,450,000	4,540,237
Univ. of Cincinnati Gen. Receipts:
Series 2016 A:
5% 6/1/32	745,000	796,340
5% 6/1/33	800,000	854,057
5% 6/1/34	585,000	622,963
Series 2016 C, 5% 6/1/41	2,585,000	2,707,412
Series 2019 A, 3% 6/1/39	3,000,000	2,541,173
Univ. of Toledo Gen. Receipts Series 2018 A:
5% 6/1/26	600,000	640,141
5% 6/1/27	350,000	379,767
Village of Bluffton Hosp. Facilities Blanchard Valley Reg Health Ctr. Series 2017:
4% 12/1/32	1,500,000	1,514,350
5% 12/1/29	825,000	874,107
5% 12/1/31	750,000	793,182
Washington County Hosp. Rev. Series 2022:
6% 12/1/28	200,000	203,006
6% 12/1/29	215,000	218,834
6% 12/1/30	230,000	234,199
6% 12/1/31	245,000	248,944
Wright State Univ. Gen. Receipts Series 2022 A:
5% 5/1/24 (Build America Mutual Assurance Insured)	540,000	554,447
5% 5/1/25 (Build America Mutual Assurance Insured)	490,000	512,970
5% 5/1/26 (Build America Mutual Assurance Insured)	520,000	554,660
5% 5/1/27 (Build America Mutual Assurance Insured)	545,000	590,073
5% 5/1/28 (Build America Mutual Assurance Insured)	565,000	621,853
5% 5/1/29 (Build America Mutual Assurance Insured)	600,000	670,160
5% 5/1/30 (Build America Mutual Assurance Insured)	235,000	265,269
5% 5/1/31 (Build America Mutual Assurance Insured)	250,000	285,740
5% 5/1/32 (Build America Mutual Assurance Insured)	260,000	300,376
TOTAL OHIO		458,185,375
Puerto Rico - 1.1%
Puerto Rico Commonwealth Aqueduct & Swr. Auth. Series 2021 B, 5% 7/1/37 (d)	1,455,000	1,374,225
Puerto Rico Commonwealth Pub. Impt. Gen. Oblig. Series 2021 A1:
0% 7/1/33	1,634,241	883,406
5.625% 7/1/27	190,000	193,585
5.625% 7/1/29	590,000	603,696
5.75% 7/1/31	1,395,000	1,442,386
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev. Series 2018 A1, 0% 7/1/31	1,515,000	986,904
TOTAL PUERTO RICO		5,484,202
TOTAL MUNICIPAL BONDS (Cost $493,991,454)		464,951,401

Municipal Notes - 8.0%
	Principal Amount (a)	Value ($)
Ohio - 8.0%
Franklin County Hosp. Facilities Rev. Series 2022, 3.65% 1/3/23 (Liquidity Facility JPMorgan Chase Bank), VRDN (c)	24,000,000	23,999,986
Montgomery County Hosp. Rev. Series 2019 C, 3.4% 1/3/23, LOC PNC Bank NA, VRDN (c)	2,400,000	2,400,000
Ohio Higher Edl. Facility Commission Rev. (Cleveland Clinic Foundation Proj.) Series 2008 B4, 3.37% 1/3/23 (Liquidity Facility Barclays Bank PLC), VRDN (c)	15,300,000	15,300,000

TOTAL MUNICIPAL NOTES (Cost $41,700,000)		41,699,986

TOTAL INVESTMENT IN SECURITIES - 97.1% (Cost $535,691,454)	506,651,387
NET OTHER ASSETS (LIABILITIES) - 2.9%	15,078,625
NET ASSETS - 100.0%	521,730,012

Security Type Abbreviations
VRDN	-	VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,374,225 or 0.3% of net assets.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Municipal Securities	506,651,387	-	506,651,387	-
Total Investments in Securities:	506,651,387	-	506,651,387	-
Fidelity® Ohio Municipal Income Fund
Financial Statements
Statement of Assets and Liabilities
		December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule Unaffiliated issuers (cost $535,691,454):		$506,651,387
Cash		11,279,283
Receivable for fund shares sold		468,545
Interest receivable		5,819,409
Prepaid expenses		584
Other receivables		1,639
Total assets		524,220,847
Liabilities
Payable for fund shares redeemed	$1,856,250
Distributions payable	376,902
Accrued management fee	153,431
Other affiliated payables	55,835
Other payables and accrued expenses	48,417
Total Liabilities		2,490,835
Net Assets		$521,730,012
Net Assets consist of:
Paid in capital		$554,311,435
Total accumulated earnings (loss)		(32,581,423)
Net Assets		$521,730,012
Net Asset Value , offering price and redemption price per share ($521,730,012 ÷ 46,832,102 shares)		$11.14

Statement of Operations
		Year ended December 31, 2022
Investment Income
Interest		$15,878,422
Expenses
Management fee	$2,062,336
Transfer agent fees	618,681
Accounting fees and expenses	143,988
Custodian fees and expenses	7,363
Independent trustees' fees and expenses	1,949
Registration fees	22,644
Audit	52,492
Legal	2,956
Miscellaneous	2,888
Total expenses before reductions	2,915,297
Expense reductions	(18,334)
Total expenses after reductions		2,896,963
Net Investment income (loss)		12,981,459
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(3,655,544)
Total net realized gain (loss)		(3,655,544)
Change in net unrealized appreciation (depreciation) on investment securities		(69,553,192)
Net gain (loss)		(73,208,736)
Net increase (decrease) in net assets resulting from operations		$(60,227,277)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,981,459	$14,475,478
Net realized gain (loss)	(3,655,544)	253,604
Change in net unrealized appreciation (depreciation)	(69,553,192)	(3,814,007)
Net increase (decrease) in net assets resulting from operations	(60,227,277)	10,915,075
Distributions to shareholders	(12,952,540)	(14,819,628)
Share transactions
Proceeds from sales of shares	191,298,771	107,404,517
Reinvestment of distributions	8,354,939	9,334,614
Cost of shares redeemed	(321,989,652)	(97,656,138)
Net increase (decrease) in net assets resulting from share transactions	(122,335,942)	19,082,993
Total increase (decrease) in net assets	(195,515,759)	15,178,440

Net Assets
Beginning of period	717,245,771	702,067,331
End of period	$521,730,012	$717,245,771

Other Information
Shares
Sold	16,957,245	8,586,036
Issued in reinvestment of distributions	736,204	747,188
Redeemed	(28,417,832)	(7,810,213)
Net increase (decrease)	(10,724,383)	1,523,011

Financial Highlights
Fidelity® Ohio Municipal Income Fund

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$12.46	$12.53	$12.38	$11.89	$12.20
Income from Investment Operations
Net investment income (loss) A,B	.251	.253	.287	.319	.321
Net realized and unrealized gain (loss)	(1.321)	(.064)	.235	.515	(.279)
Total from investment operations	(1.070)	.189	.522	.834	.042
Distributions from net investment income	(.250)	(.253)	(.287)	(.319)	(.321)
Distributions from net realized gain	-	(.006)	(.085)	(.025)	(.031)
Total distributions	(.250)	(.259)	(.372)	(.344)	(.352)
Net asset value, end of period	$11.14	$12.46	$12.53	$12.38	$11.89
Total Return C	(8.60)%	1.52%	4.28%	7.08%	.39%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.49%	.48%	.48%	.48%	.48%
Expenses net of fee waivers, if any	.49%	.48%	.48%	.48%	.48%
Expenses net of all reductions	.49%	.48%	.48%	.48%	.48%
Net investment income (loss)	2.19%	2.02%	2.31%	2.60%	2.70%
Supplemental Data
Net assets, end of period (000 omitted)	$521,730	$717,246	$702,067	$672,948	$616,306
Portfolio turnover rate F	14%	6%	20%	10%	11%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Ohio Municipal Money Market Fund
Investment Summary/Performance December 31, 2022 (Unaudited)
Current 7-Day Yields

Fidelity® Ohio Municipal Money Market Fund	3.13%

Yield refers to the income paid by the Fund over a given period. Yield for money market funds is usually for seven-day periods, as it is here, though it is expressed as an annual percentage rate. Past performance is no guarantee of future results. Yield will vary and it's possible to lose money investing in the Fund.

Effective Maturity Diversification (% of Fund's Investments)
Days
1 - 7	91.3
31 - 60	8.7
Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940.
Asset Allocation (% of Fund's net assets)

Net Other Assets (Liabilities) - (0.1)%*
*Net Other Assets (Liabilities) are not available in the pie chart.

Fidelity® Ohio Municipal Money Market Fund
Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Variable Rate Demand Note - 40.8%
	Principal Amount (a)	Value ($)
Alabama - 1.0%
Decatur Indl. Dev. Board Exempt Facilities Rev. (Nucor Steel Decatur LLC Proj.) Series 2003 A, 4.15% 1/6/23, VRDN (b)(c)	1,260,000	1,260,000
West Jefferson Indl. Dev. Series 2008, 3.78% 1/6/23, VRDN (b)	200,000	200,000
TOTAL ALABAMA		1,460,000
Arizona - 0.3%
Maricopa County Poll. Cont. Rev. Series 2009 C, 4% 1/6/23, VRDN (b)	400,000	400,000
Kansas - 0.3%
Burlington Envir. Impt. Rev. (Kansas City Pwr. and Lt. Co. Proj.):
Series 2007 A, 3.68% 1/6/23, VRDN (b)	300,000	300,000
Series 2007 B, 3.68% 1/6/23, VRDN (b)	100,000	100,000
TOTAL KANSAS		400,000
Louisiana - 1.0%
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.) Series 2010 B1, 4.1% 1/6/23, VRDN (b)	1,500,000	1,500,000
Ohio - 37.8%
Cuyahoga County Health Care Facilities Rev. (The A.M. McGregor Home Proj.) Series 2014, 3.76% 1/6/23, LOC Northern Trust Co., VRDN (b)	11,735,000	11,735,000
Franklin County Hosp. Facilities Rev.:
Series 2009 B, 3.62% 1/6/23 (Liquidity Facility Barclays Bank PLC), VRDN (b)	2,400,000	2,400,000
Series 2011 D, 3.6% 1/6/23, VRDN (b)	2,775,000	2,775,000
Series 2013 B, 3.66% 1/6/23 (Liquidity Facility JPMorgan Chase Bank), VRDN (b)	3,000,000	3,000,000
Series 2014, 3.66% 1/6/23 (Liquidity Facility JPMorgan Chase Bank), VRDN (b)	4,525,000	4,525,000
Series 2018 C, 3.6% 1/6/23, VRDN (b)	700,000	700,000
Hamilton County Healthcare Facilities Rev. (The Children's Home of Cincinnati Proj.) Series 2009, 3.47% 1/6/23, LOC U.S. Bank NA, Cincinnati, VRDN (b)	2,245,000	2,245,000
Hamilton County Student Hsg. Rev. (Block 3 Proj.) Series 2004, 3.63% 1/6/23, LOC Citizens Bank NA, VRDN (b)	12,380,000	12,380,000
Ohio Cap. Facilities Lease (Adult Correctional Bldg. Fund Proj.) Series 2019 C, 3.68% 1/6/23, VRDN (b)	5,900,000	5,900,000
Ohio Higher Edl. Facility Commission Rev. Series 2013 B1, 3.6% 1/6/23, VRDN (b)	4,145,000	4,145,000
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev. Series 2016 H, 3.64% 1/6/23 (Liquidity Facility Fed. Home Ln. Bank, Cincinnati), VRDN (b)(c)	6,500,000	6,500,000
TOTAL OHIO		56,305,000
West Virginia - 0.4%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev.:
(Appalachian Pwr. Co. Amos Proj.) Series 2008 B, 3.8% 1/6/23, VRDN (b)(c)	100,000	100,000
(Appalachian Pwr. Co.- Mountaineer Proj.) Series 2008 A, 3.78% 1/6/23, VRDN (b)(c)	500,000	500,000
TOTAL WEST VIRGINIA		600,000
TOTAL VARIABLE RATE DEMAND NOTE (Cost $60,665,000)		60,665,000

Tender Option Bond - 44.7%
	Principal Amount (a)	Value ($)
Colorado - 0.5%
Colorado Health Facilities Auth. Rev. Bonds Participating VRDN Series 2022 004, 3.81% 2/10/23 (Liquidity Facility Barclays Bank PLC) (b)(d)(e)	700,000	700,000
Connecticut - 0.3%
Connecticut Gen. Oblig. Participating VRDN Series Floaters 016, 3.81% 2/10/23 (Liquidity Facility Barclays Bank PLC) (b)(d)(e)	400,000	400,000
Florida - 0.1%
Miami-Dade County Aviation Rev. Participating VRDN Series 2022 025, 3.84% 2/10/23 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)(e)	100,000	100,000
Kentucky - 0.1%
CommonSpirit Health Participating VRDN Series MIZ 90 21, 3.76% 1/6/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(d)(e)	200,000	200,000
Maryland - 0.3%
Univ. of Maryland Med. Sys., Participating VRDN Series 2022 031, 3.81% 2/10/23 (Liquidity Facility Barclays Bank PLC) (b)(d)(e)	500,000	500,000
Michigan - 0.3%
Eastern Michigan Univ. Revs. Participating VRDN Series Floater 046, 3.86% 1/6/23 (Liquidity Facility Barclays Bank PLC) (b)(d)(e)	500,000	500,000
Missouri - 0.2%
Kansas City Indl. Dev. Auth. Participating VRDN Series XG 03 96, 3.85% 1/6/23 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)(d)(e)	300,000	300,000
Ohio - 42.9%
Allen County Hosp. Facilities Rev. Participating VRDN:
Series Floaters E 134, 3.69% 1/6/23 (Liquidity Facility Royal Bank of Canada) (b)(d)(e)	2,830,000	2,830,000
Series Floaters XF 25 16, 3.75% 1/6/23 (Liquidity Facility Toronto-Dominion Bank) (b)(d)(e)	3,600,000	3,600,000
CommonSpirit Health Participating VRDN Series MIZ 90 20, 3.76% 1/6/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(d)(e)	2,100,000	2,100,000
Cuyahoga County Ctfs. of Prtn. Participating VRDN Series Floaters XG 02 06, 3.76% 1/6/23 (Liquidity Facility Bank of America NA) (b)(d)(e)	4,100,000	4,100,000
Euclid City School District Participating VRDN Series G-39, 3.69% 1/6/23 (Liquidity Facility Royal Bank of Canada) (b)(d)(e)	2,100,000	2,100,000
Franklin County Hosp. Facilities Rev. Participating VRDN Series 15 XF0244, 3.71% 1/6/23 (Liquidity Facility Toronto-Dominion Bank) (b)(d)(e)	2,670,000	2,670,000
Green Local School District Summit Participating VRDN Series 2022 XL 03 31, 3.78% 1/6/23 (Liquidity Facility Bank of America NA) (b)(d)(e)	1,600,000	1,600,000
Miami County Hosp. Facilities Rev. Participating VRDN Series Floaters XG 02 25, 3.7% 1/6/23 (Liquidity Facility Royal Bank of Canada) (b)(d)(e)	6,000,000	6,000,000
Middletown Hosp. Facilities Rev. Participating VRDN Series Floaters 003, 3.81% 2/10/23 (Liquidity Facility Barclays Bank PLC) (b)(d)(e)	7,900,000	7,900,000
Montgomery County Hosp. Rev. Participating VRDN Series Floaters E 132, 3.69% 1/6/23 (Liquidity Facility Royal Bank of Canada) (b)(d)(e)	6,800,000	6,800,000
Northeast Ohio Reg'l. Swr. District Wastewtr. Rev. Participating VRDN:
Series Floaters XF 07 18, 3.69% 1/6/23 (Liquidity Facility JPMorgan Chase Bank) (b)(d)(e)	3,750,000	3,750,000
Series Floaters ZF 06 70, 3.69% 1/6/23 (Liquidity Facility Bank of America NA) (b)(d)(e)	3,100,000	3,100,000
Ohio Gen. Oblig. Participating VRDN Series Floaters XF 25 91, 3.69% 1/6/23 (Liquidity Facility Citibank NA) (b)(d)(e)	2,000,000	2,000,000
Ohio Hosp. Rev. Participating VRDN:
Series 002, 3.81% 2/10/23 (Liquidity Facility Barclays Bank PLC) (b)(d)(e)	3,300,000	3,300,000
Series C18, 3.7% 1/6/23 (Liquidity Facility Royal Bank of Canada) (b)(d)(e)	1,800,000	1,800,000
Ohio State Univ. Gen. Receipts Participating VRDN Series XL 03 21, 3.7% 1/6/23 (Liquidity Facility Bank of America NA) (b)(d)(e)	2,100,000	2,100,000
Univ. of Cincinnati Gen. Receipts Participating VRDN Series Floaters XF 24 38, 3.69% 1/6/23 (Liquidity Facility JPMorgan Chase Bank) (b)(d)(e)	4,000,000	4,000,000
Upper Arlington City School District Participating VRDN Series Floaters XF 25 92, 3.45% 1/6/23 (Liquidity Facility Citibank NA) (b)(d)(e)	4,000,000	4,000,000
TOTAL OHIO		63,750,000
TOTAL TENDER OPTION BOND (Cost $66,450,000)		66,450,000

Investment Company - 14.6%
	Shares	Value ($)
Fidelity Municipal Cash Central Fund 3.72% (f)(g) (Cost $21,737,049)	21,733,176	21,737,049

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $148,852,049)	148,852,049
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(140,210)
NET ASSETS - 100.0%	148,711,839

Security Type Abbreviations
VRDN	-	VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)	Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(d)	Provides evidence of ownership in one or more underlying municipal bonds.
(e)	Coupon rates are determined by re-marketing agents based on current market conditions.
(f)	Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Municipal Cash Central Fund 3.72%	15,525,793	95,327,999	89,117,000	214,315	257	-	21,737,049	0.9%
Total	15,525,793	95,327,999	89,117,000	214,315	257	-	21,737,049

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in these securities. For more information on valuation inputs, refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Fidelity® Ohio Municipal Money Market Fund
Financial Statements
Statement of Assets and Liabilities
		December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $127,115,000)	$127,115,000
Fidelity Central Funds (cost $21,737,049)	21,737,049

Total Investment in Securities (cost $148,852,049)		$148,852,049
Interest receivable		538,838
Distributions receivable from Fidelity Central Funds		57,389
Prepaid expenses		71
Total assets		149,448,347
Liabilities
Payable to custodian bank	563,119
Payable for fund shares redeemed	30,274
Distributions payable	22,840
Accrued management fee	44,063
Other affiliated payables	19,299
Other payables and accrued expenses	56,913
Total Liabilities		736,508
Net Assets		$148,711,839
Net Assets consist of:
Paid in capital		$148,740,377
Total accumulated earnings (loss)		(28,538)
Net Assets		$148,711,839
Net Asset Value , offering price and redemption price per share ($148,711,839 ÷ 148,558,571 shares)		$1.00

Statement of Operations
		Year ended December 31, 2022
Investment Income
Interest		$1,818,182
Income from Fidelity Central Funds		214,204
Total Income		2,032,386
Expenses
Management fee	$603,216
Transfer agent fees	237,969
Accounting fees and expenses	27,050
Custodian fees and expenses	2,165
Independent trustees' fees and expenses	565
Registration fees	22,180
Audit	40,131
Legal	8,680
Miscellaneous	25,192
Total expenses before reductions	967,148
Expense reductions	(157,879)
Total expenses after reductions		809,269
Net Investment income (loss)		1,223,117
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(20,776)
Fidelity Central Funds	257
Capital gain distributions from Fidelity Central Funds	111
Total net realized gain (loss)		(20,408)
Net increase in net assets resulting from operations		$1,202,709
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,223,117	$19,729
Net realized gain (loss)	(20,408)	37,277
Net increase in net assets resulting from operations	1,202,709	57,006
Distributions to shareholders	(1,372,278)	(28,814)
Share transactions
Proceeds from sales of shares	24,014,270	11,480,697
Reinvestment of distributions	1,292,908	27,621
Cost of shares redeemed	(61,081,966)	(36,694,265)
Net increase (decrease) in net assets and shares resulting from share transactions	(35,774,788)	(25,185,947)
Total increase (decrease) in net assets	(35,944,357)	(25,157,755)

Net Assets
Beginning of period	184,656,196	209,813,951
End of period	$148,711,839	$184,656,196

Other Information
Shares
Sold	24,014,270	11,480,697
Issued in reinvestment of distributions	1,292,908	27,621
Redeemed	(61,081,966)	(36,694,265)
Net increase (decrease)	(35,774,788)	(25,185,947)

Financial Highlights
Fidelity® Ohio Municipal Money Market Fund

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss) A	.007	- B	.003	.011	.010
Net realized and unrealized gain (loss)	.001 C	- B	-	.001	- B
Total from investment operations	.008	- B	.003	.012	.010
Distributions from net investment income	(.008)	- B	(.003)	(.011)	(.010)
Distributions from net realized gain	(.001)	- B	-	(.001)	-
Total distributions	(.008) D	- B	(.003)	(.012)	(.010)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return E	.85%	.02%	.32%	1.16%	.98%
Ratios to Average Net Assets A,F,G
Expenses before reductions	.56%	.53%	.53%	.53%	.53%
Expenses net of fee waivers, if any	.47%	.10%	.38%	.53%	.53%
Expenses net of all reductions	.47%	.10%	.38%	.53%	.53%
Net investment income (loss)	.71%	.01%	.33%	1.08%	.96%
Supplemental Data
Net assets, end of period (000 omitted)	$148,712	$184,656	$209,814	$239,940	$298,736

A Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

B Amount represents less than $.0005 per share.

C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

D Total distributions per share do not sum due to rounding.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

Notes to Financial Statements
For the period ended December 31, 2022

1. Organization.
Fidelity Ohio Municipal Income Fund (the Income Fund) is a fund of Fidelity Municipal Trust. Fidelity Ohio Municipal Money Market Fund (the Money Market Fund) is a fund of Fidelity Municipal Trust II. Each Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Municipal Trust and Fidelity Municipal Trust II (the Trusts) are organized as a Massachusetts business trust and a Delaware statutory trust, respectively. Each Fund is authorized to issue an unlimited number of shares. Shares of the Money Market Fund are only available for purchase by retail shareholders. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. Each Fund may be affected by economic and political developments in the state of Ohio.

Effective after the close of business on July 15, 2022, Fidelity Ohio Municipal Money Market Fund was closed to new accounts with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Income Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Income Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Income Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Income Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

For the Income Fund, debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Municipal securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

For the Money Market Fund, as permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

For the Income Fund, changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2022 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day for the Income Fund and trades executed through the end of the current business day for the Money Market Fund. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2022, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and   capital loss carryforwards and   losses deferred due to excise tax regulations.

The Funds purchase municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Ohio Municipal Income Fund.	$535,658,638	$2,677,616	$(31,684,867)	$(29,007,251)
Fidelity Ohio Municipal Money Market Fund	148,852,049	-	-	-

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed tax-exempt income	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Ohio Municipal Income Fund.	$86,359	$(3,660,531)	$(29,007,251)
Fidelity Ohio Municipal Money Market Fund	-	(20,408)	-

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term	Long-term	Total capital loss carryforward
Fidelity Ohio Municipal Income Fund.	$(1,493,502)	$(2,167,029)	$ (3,660,531)
Fidelity Ohio Municipal Money Market Fund	(20,408)	-	(20,408)

The tax character of distributions paid was as follows:

December 31, 2022
	Tax-Exempt Income	Ordinary Income	Long-term Capital Gains	Tax Return of Capital	Total
Fidelity Ohio Municipal Income Fund.	$12,952,540	$-	$-	$-	$12,952,540
Fidelity Ohio Municipal Money Market Fund	1,231,041	141,237	-	-	1,372,278

December 31, 2021
	Tax-Exempt Income	Long-term Capital Gains	Total
Fidelity Ohio Municipal Income Fund.	$14,473,072	$346,556	$14,819,628
Fidelity Ohio Municipal Money Market Fund	19,535	9,279	28,814

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Ohio Municipal Income Fund	83,227,379	249,693,983
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Fidelity Ohio Municipal Income Fund	.25%	.10%	.35%
Fidelity Ohio Municipal Money Market Fund	.25%	.10%	.35%

During the period, the investment adviser or its affiliates waived a portion of these fees.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Funds. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the   transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Ohio Municipal Income Fund	.10%
Fidelity Ohio Municipal Money Market Fund	.14%

During the period, the investment adviser or its affiliates waived a portion of these fees.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Ohio Municipal Income Fund	.02
Fidelity Ohio Municipal Money Market Fund	.02

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. For the Income Fund, any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Ohio Municipal Income Fund	-	-	-
Fidelity Ohio Municipal Money Market Fund	9,380,000	3,200,000	-

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Ohio Municipal Income Fund	$1,089
7. Expense Reductions.
The investment adviser or its affiliates voluntarily agreed to waive certain fees for the Money Market Fund in order to avoid a negative yield. Such arrangements may be discontinued by the investment adviser at any time. For the period, the amount of the waiver was $154,753.

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Fidelity Ohio Municipal Income Fund .	$7,363

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses as follows:

Amount
Fidelity Ohio Municipal Income Fund	$10,971
Fidelity Ohio Municipal Money Market Fund	3,126
8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

In July 2022, the Board of Trustees approved a Plan of Liquidation and Dissolution for Fidelity Ohio Municipal Money Market Fund. The Fund distributed all of its net assets to its shareholders on January 13, 2023. The Fund was closed to new accounts on December 1, 2022.
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Municipal Trust and Fidelity Municipal Trust II and Shareholders of Fidelity Ohio Municipal Income Fund and Fidelity Ohio Municipal Money Market Fund
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Ohio Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust) and Fidelity Ohio Municipal Money Market Fund (one of the funds constituting Fidelity Municipal Trust II) (hereafter collectively referred to as the "Funds") as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022 and each of the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 10, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Each of the Trustees oversees 295 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function.   Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity ® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity ® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity ® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Laura M. Bishop (1961)
Year of Election or Appointment: 2022
Member of the Advisory Board
Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).
Robert W. Helm (1957)
Year of Election or Appointment: 2021
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jamie Pagliocco (1964)
Year of Election or Appointment: 2020
Vice President
Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer - Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period- C July 1, 2022 to December 31, 2022

Fidelity® Ohio Municipal Income Fund	.49%
Actual		$ 1,000	$ 1,004.30	$ 2.48
Hypothetical- B		$ 1,000	$ 1,022.74	$ 2.50

Fidelity® Ohio Municipal Money Market Fund	.57%
Actual		$ 1,000	$ 1,008.00	$ 2.88
Hypothetical- B		$ 1,000	$ 1,022.33	$ 2.91

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

During fiscal year ended 2022, 100% of each fund's income dividends were free from federal income tax, and 2.18% and 12.16% of Fidelity Ohio Municipal Income Fund and Fidelity Ohio Municipal Money Market Fund's income dividends, respectively, were subject to the federal alternative minimum tax.

The funds will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Ohio Municipal Income Fund / Fidelity Ohio Municipal Money Market Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of each fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2022 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness relative to peer funds of each fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds throughout the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family . The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds, ETFs, and share classes with innovative structures, strategies and pricing and making other enhancements to meet investor needs; (iv) broadening eligibility requirements for certain funds and share classes; (v) reducing management fees and total expenses for certain funds and classes; (vi) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (vii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (ix) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance (for Fidelity Ohio Municipal Income Fund). The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also receives and considers information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods

Investment Performance (for Fidelity Ohio Municipal Money Market Fund) . The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate peer group of funds with similar objectives (peer group). The Board also receives and considers information about performance attribution.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to the gross performance of appropriate peer groups, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the fund's market value NAV over time and its resilience under various stressed conditions; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods.

The Board recognizes that in interest rate environments where many competitors waive fees to maintain a minimum yield, relative money market fund performance on a net basis (after fees and expenses) may not be particularly meaningful due to miniscule performance differences among competitor funds. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio . The Board considered each fund's management fee and total expense ratio compared to selected groups of competitive funds and classes (referred to as "mapped groups" below) for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. Combining funds with similar investment objective categories aids the Board's comparisons of management fees and total expense ratios by broadening the competitive group used for such comparisons.

Management Fee . The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Fidelity Ohio Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2021.

Fidelity Ohio Municipal Money Market Fund

The Board noted that the fund's management fee rate ranked above the median of its Total Mapped Group and above the median of its ASPG for 2021. The Board also noted that the management fee rate was seven BP above the Total Mapped Group median and nine BP above the ASPG median. The Board noted that because there is a relatively small number of state-specific funds in the Lipper objective, Fidelity combines Lipper's separate categories for state-specific funds with all state and national municipal money market funds to create a single mapped group. The Board considered that Fidelity believes the fee charged for the fund is reasonable for overall value of the services provided and also considered that in July 2022 the Board approved and recommended to shareholders for their approval the reorganization of the fund into Fidelity Municipal Money Market Fund. The Board further noted that the proposed reorganization was expected to result in a reduction in the fund's total expense ratio.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio . In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of each fund relative to a subset of non-Fidelity funds within the similar sales load structure group that are similar in size and management fee structure. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that Fidelity Ohio Municipal Income Fund's total net expense ratio ranked below the similar sales load structure group competitive median for 2021 and below the ASPG competitive median for 2021

The Board noted that Fidelity Ohio Municipal Money Market Fund's total net expense ratio ranked below the similar sales load structure group competitive median for 2021 and below the ASPG competitive median for 2021. The Board noted that Fidelity has been voluntarily waiving part or all of the transfer agent fees and/or management fees to maintain a minimum yield for Fidelity Ohio Municipal Money Market Fund. The Board considered that the Fund's total expense ratio was 3 BP above its competitive medians when excluding waivers and reimbursements from both Fidelity and competitor funds.

Fees Charged to Other Fidelity Clients . The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability . The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale . The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board . In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that each fund's Advisory Contracts should be renewed.

1.540019.125
OFF-ANN-0323

Item 2.

Code of Ethics

As of the end of the period, December 31, 2022, Fidelity Municipal Trust II (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Michigan Municipal Money Market Fund, Fidelity Ohio Municipal Money Market Fund and Fidelity Pennsylvania Municipal Money Market Fund (the “Funds”):

Services Billed by PwC

December 31, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Michigan Municipal Money Market Fund	$34,200	$2,300	$2,000	$1,000
Fidelity Ohio Municipal Money Market Fund	$34,200	$2,300	$2,000	$1,000
Fidelity Pennsylvania Municipal Money Market Fund	$34,200	$2,300	$2,000	$1,000

December 31, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Michigan Municipal Money Market Fund	$28,800	$2,400	$1,900	$1,100
Fidelity Ohio Municipal Money Market Fund	$28,800	$2,400	$1,900	$1,100
Fidelity Pennsylvania Municipal Money Market Fund	$28,800	$2,400	$1,900	$1,100

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	December 31, 2022A	December 31, 2021A
Audit-Related Fees	$7,914,600	$8,522,600
Tax Fees	$1,000	$354,200
All Other Fees	$-	$-

A Amounts may reflect rounding

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	December 31, 2022A	December 31, 2021A
PwC	$12,898,900	$14,135,700

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Municipal Trust II

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	February 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	February 21, 2023

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	February 21, 2023